      As filed with the Securities and Exchange Commission on July 25, 2003
                                             Securities Act File No. 333- 105539
                                      Investment Company Act File No. 811- 21359

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
     /X/       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     /X/                    PRE-EFFECTIVE AMENDMENT NO. 2

     / /                    POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
     /X/   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     /X/                           AMENDMENT NO. 2

                        (Check appropriate box or boxes)

                                   ----------

                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                    INVESTMENT GRADE NEW YORK MUNICIPAL FUND
  (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

                                   ----------
                                 113 King Street
                             Armonk, New York 10504
                    (Address of Principal Executive Offices)

                                   ----------
                                 (914) 273-4545
              (Registrant's Telephone Number, Including Area Code)

                                   ----------
                          Clifford D. Corso, President
                              MBIA Capital/Claymore

            Managed Duration Investment Grade New York Municipal Fund

                                 113 King Street
                             Armonk, New York 10504
                     (Name and Address of Agent for Service)

                                   ----------

                                   COPIES TO:

     Sarah E. Cogan, Esq.                    Thomas A. Hale, Esq.
Simpson Thacher & Bartlett LLP   Skadden, Arps, Slate, Meagher & Flom (Illinois)
     425 Lexington Avenue                   333 West Wacker Drive
   New York, New York 10017                Chicago, Illinois 60606
      (212) 455-2000                           (312) 407-0700

                                   ----------
 Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

                                   ----------
          If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

          It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

                                   ----------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                TITLE OF                  AMOUNT              PROPOSED            PROPOSED MAXIMUM         AMOUNT OF
            SECURITIES BEING              BEING               MAXIMUM                AGGREGATE            REGISTRATION
               REGISTERED             REGISTERED(1)        OFFERING PRICE        OFFERING PRICE(1)           FEE(2)
           ------------------        ---------------      ----------------      -------------------      --------------
Common Shares ($.001 par value)       66,667 shares           $ 15.00               $ 1,000,005              $ 81
=======================================================================================================================

----------
(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BECOME NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER

AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED JULY 24, 2003

PROSPECTUS

[MBIA Logo]                                                    [Claymore Logo]

                                     COMMON SHARES
MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE NEW YORK MUNICIPAL FUND
                                $15.00 PER SHARE

                               ------------------

    THE FUND. MBIA Capital/Claymore Managed Duration Investment Grade New York Municipal Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment adviser is MBIA Capital Management Corp., an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities markets.

    INVESTMENT OBJECTIVE. The Fund's objective is to provide its common shareholders with high current income exempt from regular Federal, and New York State and New York City income taxes while seeking to protect the value of the Fund's assets during periods of interest rate volatility.

    NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short time period after the completion of the public offering of the common shares.

                                                   (CONTINUED ON FOLLOWING PAGE)
                               ------------------

    INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 28.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, ARE NOT INSURED BY MBIA INSURANCE CORPORATION OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.
                                 --------------

                                                              PER SHARE             TOTAL
                                                              ----------         -----------
Price to public.............................................  $   15.000         $
Sales load(1)...............................................  $    0.675         $
Estimated offering costs(2).................................  $    0.030         $
Proceeds to the Fund........................................  $   14.295         $

(1) For a description of all compensation paid to the underwriters and Claymore Securities, Inc., see "Underwriting."
(2) Total expenses of organization and of the common share offering to be paid by the Fund (which do not include the sales load) are estimated to be
     $      , which represents $0.03 per common share issued. The Fund's investment adviser and Claymore Securities, Inc. have agreed to pay
     (i) all organizational expenses of the Fund and (ii) common share offering costs (other than the sales load) that exceed $0.03 per common share.
                               ------------------
A.G. EDWARDS & SONS, INC.                                    MERRILL LYNCH & CO.

ADVEST, INC.                  JANNEY MONTGOMERY SCOTT LLC           QUICK & REILLY, INC.
RBC CAPITAL MARKETS                                                THE SEIDLER COMPANIES
                                                                            INCORPORATED

                        Prospectus dated August   , 2003

    INVESTMENT GRADE MUNICIPAL BOND PORTFOLIO. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in New York municipal bonds of investment grade quality (those rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by either
Standard & Poor's Ratings Group, or Fitch, Inc., or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality) and will normally invest substantially all of its total assets in securities of investment grade quality.

    MANAGED DURATION STRATEGY. The Fund's investment adviser will manage the duration of the Fund's portfolio to attempt to provide common shareholders with a high level of risk-adjusted return while seeking to reduce the volatility of the Fund's income and net asset value. Under normal market conditions, the Fund's investment adviser expects to maintain the duration of the Fund's portfolio between five and fourteen years. In addition, the Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not exempt from regular Federal, or New York State or New York City income tax.

    FINANCIAL LEVERAGE. The Fund expects to utilize financial leverage through the issuance of preferred shares, initially equal to approximately 38% of its total assets (including the amount obtained through leverage). The Fund intends to utilize financial leverage if it is expected to result in higher current income to common shareholders over time. The use of financial leverage by the Fund creates an opportunity for increased current income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

    EXCHANGE LISTING. The Fund has applied and expects its common shares to be listed on the New York Stock Exchange (the "NYSE"). The trading or "ticker" symbol for the common shares is expected to be "MZN."

    The underwriters named in this Prospectus have the option to purchase up to additional common shares from the Fund in certain circumstances.

    You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and should retain it for future
reference. A Statement of Additional Information, dated August   , 2003, as it
may be supplemented, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this Prospectus, by calling (888) 773-1411 or by writing to the Fund, or you may obtain a copy (and other information about the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               PROSPECTUS SUMMARY

    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD READ CAREFULLY THE ENTIRE PROSPECTUS, INCLUDING DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS" BEGINNING ON PAGE 28.

THE FUND..........................................  MBIA Capital/Claymore Managed Duration Investment
                                                    Grade New York Municipal Fund is a newly
                                                    organized, non-diversified, closed-end management
                                                    investment company. The Fund's investment adviser
                                                    is MBIA Capital Management Corp. ("MBIA-CMC"),
                                                    which is an affiliate of MBIA Insurance Corpo-
                                                    ration, a leading financial guarantor in the
                                                    municipal securities markets. See "The Fund" and
                                                    "Management of the Fund."

THE OFFERING OF COMMON SHARES.....................  The Fund is offering common shares of beneficial interest at $15.00 per share through a group of
                                                    underwriters (the "Underwriters") led by A.G.
                                                    Edwards & Sons, Inc. ("A.G. Edwards") and Merrill
                                                    Lynch, Pierce, Fenner & Smith Incorporated
                                                    ("Merrill Lynch"). You must purchase at least 100
                                                    common shares ($1,500) to participate in this
                                                    offering. The Fund has given the Underwriters an
                                                    option to purchase up to an additional
                                                    common shares at the public offering price, less
                                                    the sales load, to cover over-allotments. MBIA-CMC
                                                    and Claymore Securities, Inc., the Fund's
                                                    servicing agent, have agreed to pay (i) all
                                                    organizational expenses of the Fund and
                                                    (ii) common share offering costs (other than the
                                                    sales load) that exceed $0.03 per common share.
                                                    See "Underwriting."

INVESTMENT OBJECTIVE OF THE FUND..................  The Fund's objective is to provide its common shareholders with high current income exempt from
                                                    regular Federal, and New York State and New York
                                                    City income taxes while seeking to protect the
                                                    value of the Fund's assets during periods of
                                                    interest rate volatility. There can be no
                                                    assurance that the Fund's investment objective
                                                    will be realized. See "The Fund's Investments."

THE FUND'S INVESTMENTS............................  INVESTMENT GRADE MUNICIPAL BOND PORTFOLIO. Under
                                                    normal market conditions, the Fund seeks to
                                                    achieve its objective by investing at least 80% of
                                                    its total assets in New York Municipal Bonds of
                                                    investment grade quality, and will normally invest
                                                    substantially all of its total assets in
                                                    securities of investment grade quality. "New York
                                                    Municipal Bonds" are obligations issued by or on
                                                    behalf of the State of New York and its political
                                                    subdivisions, agencies and instrumentalities, the
                                                    interest on which is exempt from regular Federal,
                                                    and New York State and New York City income taxes.
                                                    In other than normal market conditions, such as
                                                    when the Fund's investment adviser believes that
                                                    investment grade New York Municipal Bonds are not
                                                    available in sufficient amounts at an appropriate
                                                    price, the Fund may invest less than 80% of its
                                                    total assets in New York Municipal Bonds of
                                                    investment grade quality. The Fund may also invest
                                                    up to 20% of its total assets in municipal bonds
                                                    the interest on which is exempt from regular
                                                    Federal but not New York State or New York City
                                                    income tax ("Non-New

                                                    York Municipal Bonds" and, together with New York
                                                    Municipal Bonds, "Municipal Bonds"). The Fund will
                                                    not invest more than 25% of its total assets in
                                                    Municipal Bonds subject to the Federal alternative
                                                    minimum tax ("AMT"), and the Fund expects that a
                                                    portion of the income it produces will be
                                                    includable in alternative minimum taxable income.
                                                    "Investment grade" bonds are those rated, at the
                                                    time of the Fund's investment in the bonds, Baa or
                                                    higher by Moody's Investors Service, Inc.
                                                    ("Moody's") or BBB or higher by either Standard &
                                                    Poor's Ratings Group, a division of The
                                                    McGraw-Hill Companies, Inc. ("S&P"), or
                                                    Fitch, Inc. ("Fitch") or, if unrated, are
                                                    determined by MBIA-CMC to be of comparable
                                                    quality. See "The Fund's Investments."

                                                    MANAGED DURATION STRATEGY. The Fund's investment
                                                    adviser will manage the duration of the Fund's
                                                    portfolio to attempt to provide common
                                                    shareholders with a high level of risk-adjusted
                                                    return while seeking to reduce the volatility of
                                                    the Fund's income and net asset value. Under
                                                    normal market conditions, MBIA-CMC expects to
                                                    maintain the duration of the Fund's portfolio
                                                    between five and fourteen years. Based on such
                                                    policy, the Fund expects that its net asset value
                                                    will have comparatively lower levels of interest
                                                    rate risk relative to investment portfolios with
                                                    longer durations. In comparison to the "maturity"
                                                    of a bond (which is the date on which the issuer
                                                    is obligated to repay the principal amount),
                                                    "duration" is a measure of the price volatility of
                                                    a bond as a result of changes in market rates of
                                                    interest, based on the weighted average timing of
                                                    the bond's expected principal and interest
                                                    payments. Duration differs from maturity in that
                                                    it considers a security's yield, coupon payments,
                                                    principal payments and call features in addition
                                                    to the amount of time until the security finally
                                                    matures. As the value of a security changes over
                                                    time, so will its duration. Prices of securities
                                                    with longer durations tend to be more sensitive to
                                                    interest rate changes than securities with shorter
                                                    durations, and (in general) a portfolio of
                                                    securities with a longer duration can be expected
                                                    to be more sensitive to interest rate changes than
                                                    a portfolio with a shorter duration. There is no
                                                    limit on the remaining maturity or duration of any
                                                    individual Municipal Bond invested in by the Fund.
                                                    See "The Fund's Investments--Investment Objective
                                                    and Policies.

                                                    INTEREST RATE AND HEDGING TRANSACTIONS. MBIA-CMC
                                                    may, as a non-fundamental policy, utilize a
                                                    variety of hedging strategies to seek to protect
                                                    the value of the Fund's assets against the
                                                    volatility of interest rate changes and other
                                                    market movements. The Fund may seek to hedge its
                                                    portfolio against changes in interest rates using
                                                    exchange-traded financial futures and option
                                                    contracts, options on future contracts, or through
                                                    over-the-counter dealer transactions in caps, swap
                                                    agreements or options thereon ("swaptions"). In
                                                    large part, the success of the Fund's hedging
                                                    activities depends on MBIA-CMC's ability to
                                                    forecast movements in securities prices and
                                                    interest rates, and there can be no assurance that
                                                    MBIA-CMC's judgment in this respect will be
                                                    accurate. Although

                                                    the Fund's hedging transactions are designed to
                                                    reduce volatility of the Fund's net asset value,
                                                    these transactions involve investment techniques
                                                    and risks different from those associated with
                                                    portfolio transactions in Municipal Bonds.
                                                    Distributions by the Fund of any income or gains
                                                    realized on the Fund's hedging transactions
                                                    generally will not be exempt from regular Federal,
                                                    or New York State or New York City income tax.
                                                    Rating agency guidelines in connection with the
                                                    Fund's utilization of financial leverage through
                                                    the issuance of preferred shares may limit the
                                                    ability of the Fund to engage in certain hedging
                                                    transactions. Therefore, there is no assurance
                                                    that the Fund will undertake any such hedging
                                                    transactions or that, if undertaken, that any such
                                                    hedging strategies will be successful. See "The
                                                    Fund's Investments--Hedging Transactions."

                                                    ALTERNATIVE MINIMUM TAX. The Fund may invest up to
                                                    25% of its total assets in Municipal Bonds subject
                                                    to the alternative minimum tax provisions of
                                                    Federal tax law, and the Fund expects that a
                                                    portion of the income it produces will be
                                                    includable in alternative minimum taxable income.
                                                    Common shares therefore would not ordinarily be a
                                                    suitable investment for investors who are sub-
                                                    ject to the AMT or who would become subject to the
                                                    AMT by purchasing common shares.

USE OF FINANCIAL LEVERAGE.........................  The Fund expects to utilize financial leverage through the issuance of preferred shares. Under
                                                    current market conditions, it is anticipated that
                                                    the Fund will initially use financial leverage
                                                    equal to approximately 38% of the Fund's total
                                                    assets, including the amount obtained through
                                                    leverage, and that the preferred shares will be
                                                    issued within approximately three months after the
                                                    completion of this offering of common shares. The
                                                    Fund cannot assure you, however, that preferred
                                                    shares will actually be issued or, if issued, that
                                                    preferred shares will represent any specific per-
                                                    centage of the Fund's capital.

                                                    Although the Board of Trustees has not yet
                                                    determined the terms of any preferred share
                                                    offering, the Fund expects that the preferred
                                                    shares will be rated in the highest rating
                                                    category by one or more nationally recognized
                                                    statistical rating organizations (each, a "rating
                                                    agency") and will have short-term dividend rates
                                                    that are expected, in current market conditions,
                                                    to be lower than the yields on the additional
                                                    Municipal Bonds that the Fund would purchase with
                                                    the proceeds of the preferred shares offering. So
                                                    long as the net rate of return on the Fund's
                                                    investments purchased with the proceeds of the
                                                    preferred shares exceeds the dividend payable on
                                                    the preferred shares plus any associated expenses,
                                                    such excess return will be available to pay higher
                                                    dividends to holders of the Fund's common shares.
                                                    If such net rate of return does not exceed such
                                                    dividends and expenses, the use of financial
                                                    leverage could result in the holders of the common
                                                    shares receiving a lower rate of return over time
                                                    than if the Fund had not used financial lever-
                                                    age.

                                                    The use of financial leverage creates an
                                                    opportunity for increased current income for the
                                                    holders of the common shares, but creates certain
                                                    risks for common shareholders, including higher
                                                    volatility of both the net asset value and the
                                                    market value of the common shares. During times of
                                                    rising market interest rates, the market value of
                                                    the Fund's portfolio of Municipal Bonds and,
                                                    consequently, the net asset value of the common
                                                    shares may decline. The Fund's use of financial
                                                    leverage through issuing preferred shares may
                                                    accentuate the potential decline. Furthermore, the
                                                    cost of the offering of preferred shares and their
                                                    ongoing expenses, which will be borne by the
                                                    Fund's common shares, will reduce the net asset
                                                    value of the common shares. See "Risks and Special
                                                    Considerations of Leverage" and "Risks--Leverage."

INVESTMENT ADVISER................................  MBIA-CMC will serve as the Fund's investment adviser. MBIA-CMC is an international investment
                                                    manager supervising client accounts with assets
                                                    totaling approximately $27 billion as of June 30,
                                                    2003 (including approximately $20 billion
                                                    representing assets managed on behalf of
                                                    affiliates). Of that amount, approximately
                                                    $9 billion (more than half of which is invested in
                                                    Municipal Bonds) represents the investment
                                                    portfolio of MBIA-CMC's affiliate, MBIA Insurance
                                                    Corporation, a leading financial guarantor in the
                                                    municipal securities markets, whose claims-paying
                                                    ability is rated Aaa by Moody's, and AAA by S&P
                                                    and Fitch.

                                                    For its services, the Fund pays MBIA-CMC a monthly
                                                    fee at the annual rate of 0.39% of the Fund's
                                                    average daily net assets (including assets
                                                    acquired from the sale of any preferred shares),
                                                    plus the proceeds of any outstanding borrowings
                                                    used for financial leverage ("Managed Assets").
                                                    MBIA-CMC has contractually agreed to waive a
                                                    portion of the management fees it is entitled to
                                                    receive from the Fund at the annual rate of 0.09%
                                                    of Managed Assets from the commencement of the
                                                    Fund's operations through September 1, 2008, and
                                                    at the rate of 0.042% thereafter through
                                                    September 1, 2009. See "Management of the Fund."

                                                    During periods when the Fund has financial
                                                    leverage outstanding, the Fund will pay fees to
                                                    MBIA-CMC that are higher than if the Fund did not
                                                    utilize financial leverage because the fees will
                                                    be calculated on the basis of the Fund's Managed
                                                    Assets, which are the Fund's net assets including
                                                    proceeds from the sale of preferred shares or any
                                                    other financial leverage. See "Risks and Special
                                                    Considerations of Leverage."

SERVICING AGENT...................................  Claymore Securities, Inc., a registered broker-dealer, will act as servicing agent (the
                                                    "Servicing Agent") to the Fund. Claymore
                                                    Securities, Inc. specializes in the creation,
                                                    development and distribution of investment
                                                    solutions for advisors and their valued clients.

                                                    The Servicing Agent will receive an annual fee
                                                    from the Fund, payable monthly in arrears, in an
                                                    amount equal to 0.26% of the average daily value
                                                    of the Managed Assets. The fees payable by

                                                    the Fund to the Servicing Agent generally will be
                                                    higher during periods in which the Fund is
                                                    utilizing financial leverage. The Servicing Agent
                                                    has contractually agreed to waive a portion of the
                                                    servicing fee it is entitled to receive from the
                                                    Fund at the annual rate of 0.06% of the Fund's
                                                    Managed Assets from the commencement of the Fund's
                                                    operations through September 1, 2008, and at the
                                                    rate of 0.028% thereafter through September 1,
                                                    2009. See "Servicing Agent."

LISTING...........................................  Currently, there is no public market for the
                                                    Fund's common shares. However, the Fund has
                                                    applied to list the Fund's common shares on the
                                                    NYSE and expects the trading or "ticker" symbol
                                                    for the common shares to be "MZN."

DIVIDENDS AND DISTRIBUTIONS.......................  The Fund intends to distribute dividends from its net investment income on a monthly basis and to
                                                    distribute at least annually any net realized
                                                    capital gains realized during the year. The Fund
                                                    expects that it will commence paying dividends
                                                    within 90 days of the date of this Prospectus. The
                                                    Fund intends to make regular monthly cash
                                                    distributions to common shareholders at a level
                                                    rate based upon the actual and projected
                                                    performance of the Fund, subject to adjustment
                                                    from time to time. The dividend rate that the Fund
                                                    pays on the common shares will depend upon a
                                                    number of factors, including dividends payable on
                                                    the Fund's preferred shares, if any. As portfolio
                                                    and market conditions change, the rate of
                                                    dividends on the common shares and the Fund's
                                                    dividend policy could be adjusted upward or
                                                    downward. See "Dividends and Distributions."

AUTOMATIC DIVIDEND REINVESTMENT PLAN..............  Unless you elect to receive distributions in cash, all of your distributions will be automatically
                                                    reinvested in additional common shares under the
                                                    Fund's dividend reinvestment plan. See "Auto-
                                                    matic Dividend Reinvestment Plan."

TAXATION OF DISTRIBUTIONS.........................  Under normal market conditions, the Fund will invest at least 80% of its total assets in
                                                    investment grade New York Municipal Bonds that pay
                                                    interest that is exempt from regular Federal, and
                                                    New York State and New York City income taxes.
                                                    Accordingly, the dividends paid on the common
                                                    shares, and any preferred shares of the Fund that
                                                    are attributable to that interest, will be
                                                    similarly exempt from regular Federal, and New
                                                    York State and New York City income taxes. The
                                                    Fund may also invest up to 20% of its total assets
                                                    in Non-New York Municipal Bonds (that is,
                                                    municipal bonds the interest on which is exempt
                                                    from regular Federal but not New York State or New
                                                    York City income tax). Dividends attributable to
                                                    that interest will be similarly exempt from
                                                    regular Federal but not New York State or New York
                                                    City income tax. The Fund may invest up to 25% of
                                                    its total assets in Municipal Bonds the interest
                                                    on which may be an item of tax preference for
                                                    purposes of the AMT, with the result that a por-
                                                    tion of the dividends paid to the Fund's common
                                                    shareholders would also be such an item of tax
                                                    preference. Thus, common

                                                    shares may not be a suitable investment if you are
                                                    subject to the AMT or would become subject to the
                                                    AMT by investing in the common shares. The Fund
                                                    also may realize net long- or short-term capital
                                                    gains on the sale or exchange of the Municipal
                                                    Bonds in its portfolio. In addition, certain of
                                                    the Fund's hedging strategies may result in the
                                                    Fund realizing income or gains that are subject to
                                                    regular Federal, or New York State or New York
                                                    City income tax. Distributions to common
                                                    shareholders of any such income or capital gain
                                                    would be taxable to such shareholders when
                                                    distributed to them. Any taxable income or gain
                                                    earned or realized by the Fund will be allocated
                                                    proportionately to the common shareholders and the
                                                    holders of any preferred shares that may be issued
                                                    by the Fund in connection with its use of
                                                    financial leverage. The terms of such preferred
                                                    shares may require that the Fund pay additional
                                                    distributions to such preferred shareholders to
                                                    the extent that taxable income or gain is
                                                    allocated thereto. Such additional distributions
                                                    would lower the amount of exempt interest and
                                                    taxable income or gain that could be distributed
                                                    as dividends to the common shareholders. See
                                                    "Taxes."

RISK FACTORS......................................  LIQUIDITY AND MARKET PRICE OF SHARES. The Fund is
                                                    newly organized and has no operating history or
                                                    history of public trading.

                                                    Shares of closed-end funds that trade in a
                                                    secondary market frequently trade at a market
                                                    price that is below their net asset value. This is
                                                    commonly referred to as "trading at a discount."
                                                    The risk may be greater for investors expecting to
                                                    sell their shares in a relatively short period
                                                    after completion of the public offering.
                                                    Accordingly, the Fund is designed primarily for
                                                    long term investors and should not be considered a
                                                    vehicle for trading purposes. Net asset value will
                                                    be reduced following the offering by the sales
                                                    load and the amount of offering expenses paid by
                                                    the Fund.

                                                    NEW YORK MUNICIPAL BONDS. In normal market
                                                    conditions, the Fund will invest at least 80% of
                                                    its total assets in New York Municipal Bonds. As a
                                                    result, the Fund is more exposed to political,
                                                    economic, regulatory and other risks affecting
                                                    issuers of New York Municipal Bonds than is a
                                                    Municipal Bond fund that invests more widely.

                                                    The New York economy suffered more than the nation
                                                    as a whole during the recession, due to the
                                                    September 11 devastation of downtown New York City
                                                    and the importance of the finance and tourism
                                                    industries to the State economy. Only now are
                                                    there signs of economic turnaround. Total State
                                                    employment is projected to rise 0.3 percent in
                                                    2003, following a steep decline of 1.8 percent in
                                                    2002. Similarily, wage income is estimated to rise
                                                    2.0 percent in 2003, following a decline of 3.8
                                                    percent in 2002. Both wage and total personal
                                                    income growth for 2003 are expected to be well
                                                    below historical averages, due in part to further
                                                    declines in bonus payments for the first quarter
                                                    of 2003 on a year-over-year basis. The
                                                    unemployment rate for 2002 was 6.1 percent and is
                                                    expected

                                                    to remain virtually unchanged for 2003. See "The
                                                    Fund's Investments--Description of Municipal
                                                    Bonds" and "Risks--New York Municipal Bonds."

                                                    NON-DIVERSIFICATION. The Fund is registered as a
                                                    "non-diversified" investment company. This means
                                                    that the Fund may invest a greater percentage of
                                                    its assets in a single issuer than a diversified
                                                    investment company. Since the Fund may invest a
                                                    relatively high percentage of its assets in a
                                                    limited number of issuers, the Fund may be more
                                                    exposed to any single economic, political or
                                                    regulatory occurrence than a more
                                                    widely-diversified fund. Even as a non-diversified
                                                    fund, the Fund must still meet the diversification
                                                    requirements of applicable Federal income tax law.
                                                    See "Risks--Non-diversification."

                                                    MARKET RISK AND SELECTION RISK. Market risk is the
                                                    risk that the bond market will go down in value,
                                                    including the possibility that the market will go
                                                    down sharply and unpredictably. Selection risk is
                                                    the risk that the securities that MBIA-CMC selects
                                                    will underperform the bond market, the relevant
                                                    market indices, or other funds with similar
                                                    investment objectives and investment strategies.

                                                    MUNICIPAL BOND MARKET RISK. The amount of public
                                                    information available about the Municipal Bonds in
                                                    the Fund's portfolio is generally less than that
                                                    for corporate equities or bonds, and the
                                                    investment performance of the Fund may therefore
                                                    be more dependent on the analytical abilities of
                                                    MBIA-CMC than that of an equity fund or taxable
                                                    bond fund. The secondary market for Municipal
                                                    Bonds also tends to be less well-developed or
                                                    liquid than many other securities markets, which
                                                    may adversely affect the Fund's ability to sell
                                                    its bonds at attractive prices or at prices
                                                    approximating those at which the Fund currently
                                                    values them. The ability of municipal issuers to
                                                    make timely payments of interest and principal may
                                                    be diminished during general economic downturns
                                                    and as governmental cost burdens are reallocated
                                                    among federal, state and local governments. In
                                                    addition, laws enacted in the future by Congress
                                                    or state legislatures or referenda could extend
                                                    the time for payment of principal and/or interest,
                                                    or impose other constraints on enforcement of such
                                                    obligations, or on the ability of municipalities
                                                    to levy taxes. In the event of bankruptcy of an
                                                    issuer, the Fund could experience delays in
                                                    collecting principal and interest and the Fund may
                                                    not, in all circumstances, be able to collect all
                                                    principal and interest to which it is entitled.
                                                    See "Risks--Municipal Bond Market Risk."

                                                    INTEREST RATE AND CREDIT RISK. The Fund invests in
                                                    Municipal Bonds which are subject to interest rate
                                                    and credit risk. Interest rate risk is the risk
                                                    that prices of Municipal Bonds generally increase
                                                    when interest rates decline and decrease when
                                                    interest rates increase. Prices of longer term
                                                    securities generally change more in response to
                                                    interest rate changes than prices of shorter term
                                                    securities. The common share net asset value and
                                                    market

                                                    price per share of the bonds in which the Fund
                                                    will invest will fluctuate more in response to
                                                    changes in market interest rates than if the Fund
                                                    invested primarily in shorter-term bonds. The
                                                    Fund's use of leverage by the issuance of
                                                    preferred shares and its investment in inverse
                                                    floating obligations, as discussed below, may
                                                    increase interest rate risk. Market interest rates
                                                    for investment grade Municipal Bonds in which the
                                                    Fund will primarily invest have recently declined
                                                    significantly below the historical average rates
                                                    for such bonds and market interest rates are near
                                                    historical lows. These levels increase the risk
                                                    that these rates will rise in the future (which
                                                    would cause the value of the Fund's net assets to
                                                    decline). Credit risk is the risk that the issuer
                                                    will be unable to pay the interest or principal
                                                    when due. The degree of credit risk depends on
                                                    both the financial condition of the issuer and the
                                                    terms of the obligation. The Fund intends to
                                                    invest in Municipal Bonds that are rated
                                                    investment grade by S&P, Moody's or Fitch. It may
                                                    also invest in unrated Municipal Bonds that
                                                    MBIA-CMC believes are of comparable quality.
                                                    Obligations rated in the lowest investment grade
                                                    category may have certain speculative character-
                                                    istics.

                                                    CALL AND REDEMPTION RISK. A Municipal Bond's
                                                    issuer may call the bond for redemption before it
                                                    matures. If this happens to a Municipal Bond held
                                                    by the Fund, the Fund may lose income and may have
                                                    to invest the proceeds in Municipal Bonds with
                                                    lower yields.

                                                    PRIVATE ACTIVITY BONDS. The Fund may invest in
                                                    certain tax exempt securities classified as
                                                    "private activity bonds." These bonds may subject
                                                    certain investors in the Fund to the AMT. The Fund
                                                    may invest up to 25% of its total assets in
                                                    Municipal Bonds subject to the AMT. The Fund is
                                                    not further restricted with respect to investing
                                                    in private activity bonds that are not subject to
                                                    the AMT.

                                                    RISKS OF TOBACCO-RELATED MUNICIPAL BONDS. The Fund
                                                    may invest in Municipal Bonds that are
                                                    collateralized by the proceeds from litigation
                                                    against the tobacco industry. Payment by the
                                                    tobacco industry participants of such proceeds is
                                                    spread over a number of years and the collection
                                                    and distribution of such proceeds to issuers of
                                                    Municipal Bonds is dependent on the financial
                                                    health of such tobacco industry participants,
                                                    which cannot be assured. Additional litigation,
                                                    government regulation or prohibition of the sale
                                                    of tobacco products, or the seeking of protection
                                                    under bankruptcy laws, could adversely affect the
                                                    tobacco industry which, in turn, could have an
                                                    adverse effect on tobacco-related Municipal Bonds.

                                                    LEVERAGE. The Fund currently plans to issue
                                                    preferred shares within approximately three months
                                                    after the completion of this offering. Under
                                                    current market conditions, it is anticipated that
                                                    the preferred shares will represent approximately
                                                    38% of the Fund's capital, including capital
                                                    raised by issuing the preferred shares. The Fund
                                                    cannot assure you, however, that preferred

                                                    shares will actually be issued, or if issued, that
                                                    preferred shares will represent any specific
                                                    percentage of the Fund's capital. Leverage creates
                                                    certain risks for common shareholders, including
                                                    higher volatility of both the net asset value and
                                                    the market value of the common shares, because
                                                    common shareholders bear the effects of changes in
                                                    the value of the Fund's investments. Leverage also
                                                    creates the risk that the investment return on the
                                                    Fund's common shares will be reduced to the extent
                                                    the dividends paid on preferred shares and other
                                                    expenses of the preferred shares exceed the income
                                                    earned by the Fund on its investments. If the Fund
                                                    is liquidated, preferred shareholders will be
                                                    entitled to receive liquidating distributions
                                                    before any distribution is made to common
                                                    shareholders. When the Fund uses leverage, the
                                                    fees paid to MBIA-CMC and the Servicing Agent will
                                                    be higher than if leverage was not used. See
                                                    "Risks and Special Considerations of Leverage."

                                                    INFLATION RISK. Inflation risk is the risk that
                                                    the value of assets or income from an investment
                                                    will be worth less in the future as inflation
                                                    decreases the value of money. As inflation
                                                    increases, the real value of the common shares and
                                                    distributions can decline. In addition, during
                                                    periods of rising inflation, preferred share divi-
                                                    dend rates would likely increase, which would tend
                                                    to further reduce returns to common shareholders.

                                                    PORTFOLIO STRATEGIES. The Fund may engage in
                                                    various portfolio strategies both to seek to hedge
                                                    its portfolio against adverse effects from
                                                    movements in interest rates and in the securities
                                                    markets generally and to seek to increase the
                                                    return of the Fund. These strategies include the
                                                    use of derivatives such as exchange-traded
                                                    financial futures and option contracts, options on
                                                    futures contracts, or over-the-counter dealer
                                                    transactions in caps, swap agreements or
                                                    swaptions, the risk of which is summarized below.
                                                    Such strategies subject the Fund to the risk that,
                                                    if MBIA-CMC incorrectly forecasts market values,
                                                    interest rates or other applicable factors, the
                                                    Fund's performance could suffer. Certain of these
                                                    strategies may provide investment leverage to the
                                                    Fund's portfolio and result in many of the same
                                                    risks of leverage to the holders of the Fund's
                                                    common shares as discussed above under
                                                    "Risks--Leverage." The Fund is not required to use
                                                    derivatives or other portfolio strategies and may
                                                    not do so. Distributions by the Fund of any income
                                                    or gain realized on the Fund's hedging
                                                    transactions generally will not be exempt from
                                                    regular Federal, or New York State or New York
                                                    City income tax. There can be no assurance that
                                                    the Fund's portfolio strategies will be effective.
                                                    See "Risks--Portfolio Strategies."

                                                    DERIVATIVES RISK. Derivatives are financial
                                                    contracts whose value depends on, or is derived
                                                    from, the value of an underlying asset, reference
                                                    rate or index or the relationship between two
                                                    indices. The Fund may invest in a variety of
                                                    derivative instruments for hedging purposes, such
                                                    as exchange-traded financial futures and

                                                    option contracts, options on futures contracts, or
                                                    over-the-counter dealer transactions in caps, swap
                                                    agreements or swaptions. The Fund may use
                                                    derivatives as a substitute for taking a position
                                                    in an underlying security or other asset and/or as
                                                    part of a strategy designed to reduce exposure to
                                                    other risks, such as interest rate risk. The Fund
                                                    also may use derivatives to add leverage to the
                                                    portfolio. The Fund's use of derivative
                                                    instruments involves risks different from, and
                                                    possibly greater than, the risks associated with
                                                    investing directly in securities and other
                                                    traditional investments. Derivatives are subject
                                                    to a number of risks described elsewhere in this
                                                    prospectus, such as liquidity risk, interest rate
                                                    risk, credit risk, leveraging risk, the risk of
                                                    ambiguous documentation and selection risk. They
                                                    also involve the risk of mispricing or improper
                                                    valuation and the risk that changes in the value
                                                    of the derivative may not correlate perfectly with
                                                    the underlying asset, rate or index. Under the
                                                    terms of certain derivative instruments, the Fund
                                                    could lose more than the principal amount
                                                    invested. The use of derivatives also may increase
                                                    the amount of taxes payable by common
                                                    shareholders. Also, suitable derivative
                                                    transactions may not be available in all
                                                    circumstances and there can be no assurance that
                                                    the Fund will engage in these transactions to
                                                    reduce exposure to other risks when that would be
                                                    beneficial.

                                                    AFFILIATED INSURERS. The Investment Company Act of
                                                    1940 and the rules and regulations thereunder (the
                                                    "1940 Act") currently prohibits MBIA-CMC from
                                                    purchasing on behalf of the Fund Municipal Bonds
                                                    for which MBIA Insurance Corporation and other
                                                    affiliates of MBIA-CMC ("MBIA Insurers") provide
                                                    financial insurance. The Fund intends to apply to
                                                    the Securities and Exchange Commission (the "SEC")
                                                    for exemptive relief under the 1940 Act that would
                                                    permit it, subject to certain conditions and
                                                    limitations, to purchase Municipal Bonds for which
                                                    MBIA Insurers provide either primary issuance or
                                                    secondary market insurance. There can be no
                                                    assurance that the SEC will grant such exemptive
                                                    relief to the Fund.

                                                    Because MBIA Insurers provide a substantial
                                                    portion of all Original Issue, Secondary Market
                                                    and Portfolio Insurance for Municipal Bonds, the
                                                    Fund's inability, absent the SEC's granting of
                                                    such exemptive relief, to purchase Municipal Bonds
                                                    insured by MBIA Insurers may place it at a
                                                    disadvantage relative to other similar funds that
                                                    may purchase such Municipal Bonds. Any such disad-
                                                    vantage could increase in the event that one or
                                                    more of the other providers of financial insurance
                                                    for Municipal Bonds experiences problems meeting
                                                    its insurance obligations. However, based upon
                                                    current market conditions and on the anticipated
                                                    size of the Fund's offering of common shares and
                                                    subsequent issuance of preferred shares, MBIA-CMC
                                                    believes that such inability will not adversely
                                                    effect the Fund's ability to achieve its
                                                    investment objective. See "Risks--Affiliated
                                                    Insurers."

                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and
                                                    Declaration of Trust dated as of May 20, 2003, as
                                                    amended, (the "Declaration") and By-laws include
                                                    provisions that could limit the ability of other
                                                    entities or persons to acquire control of the Fund
                                                    or to change the composition of its Board of
                                                    Trustees. Such provisions could limit the ability
                                                    of common shareholders to sell their shares at a
                                                    premium over prevailing market prices by
                                                    discouraging a third party from seeking to obtain
                                                    control of the Fund.

                                                    MARKET DISRUPTION. The war with Iraq, its
                                                    aftermath and the continuing occupation of Iraq
                                                    are likely to have a substantial impact on the
                                                    U.S. and world economies and securities markets.
                                                    The nature, scope and duration of the war and
                                                    occupation cannot be predicted with any certainty.
                                                    Terrorist attacks on the World Trade Center and
                                                    the Pentagon on September 11, 2001, closed some of
                                                    the U.S. securities markets for a four-day period,
                                                    and similar events cannot be ruled out. The war
                                                    and occupation, terrorism and related geopolitical
                                                    risks have led, and may in the future lead, to
                                                    increased short-term market volatility and may
                                                    have adverse long-term effects on U.S. and world
                                                    economies and markets generally. Those events
                                                    could also have an acute effect on individual
                                                    issuers or related groups of issuers. These risks
                                                    could also adversely affect individual issuers and
                                                    securities markets, interest rates, auctions,
                                                    secondary trading, ratings, credit risk, inflation
                                                    and other factors relating to the common shares.

                          SUMMARY OF FEES AND EXPENSES

    The following table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares assuming the Fund issues preferred shares in an amount equal to 38% of the Fund's Managed Assets.

SHAREHOLDER TRANSACTION FEES:
Sales load (as a percentage of offering price)..............    4.50%
Offering expenses borne by the Fund (as a percentage of
  offering price)(1)(2).....................................    0.20%
Dividend reinvestment plan fees.............................    None(3)

                                                              PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON
                                                                SHARES (ASSUMING THE
                                                               ISSUANCE OF PREFERRED
                                                                     SHARES)(4)
                                                              ------------------------
ANNUAL EXPENSES:
Management fee..............................................             0.63%(5)
Servicing Agent fee.........................................             0.42%(5)
Other expenses..............................................             0.51%
Total annual expenses.......................................             1.56%
Fee waiver (years 1-5)......................................            (0.24)%(5)
                                                                        -----
Total net annual expenses (years 1-5).......................             1.32%

---------

(1) MBIA-CMC and Claymore Securities, Inc. have agreed to pay (i) all organizational expenses of the Fund and (ii) common share offering costs
    (other than the sales load) that exceed $0.03 per common share (0.20% of the common share offering price).

(2) If the Fund offers preferred shares, costs of that offering, estimated to be approximately 1.46% of the total amount of the preferred shares offering, will effectively be borne by the common shareholders and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in the amount equal to 38% of the Fund's Managed Assets, those offering costs are estimated to be approximately $700,000 or $0.14 per common share (0.93% of the common share offering price).

(3) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(4) The table above shows the estimated expenses you will bear as a holder of common shares, assuming the Fund issues preferred shares in an amount equal to 38% of the Fund's Managed Assets, stated as a percentage of the Fund's net assets attributable to common shares. If the Fund does not issue preferred shares, or otherwise use leverage, the Fund's expenses would be estimated as set out in the table below.

                                                              PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON
                                                                SHARES (ASSUMING NO
                                                              ISSUANCE OF NEW SHARES)
                                                              ------------------------
ANNUAL EXPENSES:
Management fee..............................................             0.39%(5)
Servicing Agent fee.........................................             0.26%(5)
Other expenses..............................................             0.33%
Total annual expenses.......................................             0.98%
Fee waiver (years 1-5)......................................            (0.15)%(5)
                                                                        -----
Total net annual expenses (years 1-5).......................             0.83%(5)

(5) MBIA-CMC has contractually agreed to waive advisory fees at the annual rate of 0.09% of Managed Assets for the first 5 full years of the Fund's operations and 0.042% of the Managed Assets in year 6, and the Servicing Agent has contractually agreed to waive servicing fees at the annual rate of 0.06% of Managed Assets for the first 5 full years of the Fund's operations and 0.028% of the Managed Assets in year 6. Assuming the issuance of preferred shares in an amount equal to 38% of the Fund's Managed Assets and calculated as a percentage of net assets attributable to common shares, those amounts, combined, would be 0.24% for the first 5 full years and 0.10% in year 6. Without the waivers, "Total annual expenses" would be estimated to be 1.56% of average daily net assets attributable to common shares (or, assuming no issuance of preferred shares, 0.98% of average daily net assets).

    The purpose of the table above is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. As of the date of this Prospectus, the Fund has not commenced investment operations. The amount set forth under "Other expenses" is based upon estimates for the current year, assuming no exercise of the over-allotment option granted to the Underwriters. The table assumes that the Fund issues 5 million common shares and issues preferred shares as a means of leverage. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include custodial and transfer agency fees, legal and accounting expenses, and listing fees.

    The following example illustrates the expenses (including the sales load of $45, estimated offering and organizational expenses of $2 and the estimated preferred share offering costs of $9, assuming preferred shares are issued representing 38% of the Fund's Managed Assets) that you would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 1.32% of net assets attributable to common shares in years 1 through 5, increasing to 1.56% in year 7, (ii) a 5% annual return and (iii) the Fund issues preferred shares in an amount equal to 38% of the Fund's total assets:(1)

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Total expenses incurred(2)..................................    $68        $95        $124       $219

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

---------

(1) The example assumes that the estimated Other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses stated as a percentage of the Fund's net assets assuming the Fund does not issue preferred shares, or otherwise uses leverage and otherwise on the assumptions in the example would be: 1 year, $55; 3 years, $72; 5 years, $91; and 10 years, $154.

(2) Assumes an aggregate waiver of fees of 0.15% of Managed Assets for the first 5 full years and 0.07% in year 6. MBIA-CMC and the Servicing Agent have not agreed to waive any portion of their fees and expenses beyond September 1, 2009. See "Management of the Fund--Investment Advisory Agreement" and "Servicing Agent."

                                    THE FUND

    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was formed under the laws of the State of Delaware on May 20, 2003, and has registered under the 1940 Act. The Fund's principal office is located at 113 King Street, Armonk, New York 10504, and its telephone number is (914) 273-4545.

    The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

    The net proceeds of this offering will be approximately $            million
(or approximately $            million assuming the Underwriters exercise the
over-allotment option in full) after payment of offering expenses of up to $0.03 per common share.

    The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common shares, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax-exempt securities. See "The Fund's Investments--Investment Objective and Policies."

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide its common shareholders with high current income exempt from regular Federal, and New York State and New York City income taxes while seeking to protect the value of the Fund's assets during periods of interest rate volatility. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund's investment objective will be realized.

    Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in investment grade New York Municipal Bonds. In other than normal market conditions, such as when the Fund's investment adviser believes that investment grade New York Municipal Bonds are not available in sufficient amounts at an appropriate price, the Fund may invest less than 80% of its total assets in New York Municipal Bonds of investment grade quality. The Fund may also invest up to 20% of its total assets in Non-New York Municipal Bonds. The Fund's policy of investing at least 80% of its total assets in investment grade New York Municipal Bonds is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal market conditions, the Fund will invest substantially all of its total assets in securities of investment grade quality. In addition, under normal market conditions, MBIA-CMC expects to maintain the duration of the Fund's portfolio between five and fourteen years. There is no limit on the remaining maturity or duration of any individual Municipal Bond invested in by the Fund. These are non-fundamental policies and may be changed by the Fund's Board of Trustees.

    MBIA-CMC may, as a non-fundamental policy, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its portfolio against changes in interest rates using exchange-traded financial futures and option contracts or through over-the-counter dealer transactions in caps, swap agreements or swaptions. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, any such hedging strategies will be successful.

    The Fund intends to invest in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). The Fund may also invest in unrated securities that will possess creditworthiness comparable, in the opinion of MBIA-CMC, to those of investment grade quality. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

    Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and MBIA-CMC will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

    The Fund may invest 25% or more of its total assets in Municipal Bonds of issuers in the same economic sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

    The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. One measure of the sensitivity of a security's price to changes in interest rates is "duration." Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. MBIA-CMC increases or reduces the Fund's portfolio duration based on its interest rate outlook. When MBIA-CMC expects interest rates to fall, it attempts to maintain a longer portfolio duration. When MBIA-CMC expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, MBIA-CMC believes that the yield and price volatility characteristics of an intermediate term portfolio generally offer an attractive trade-off between return and risk. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of five to fourteen years. There may be market conditions, however, where an intermediate term portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate term Municipal Bonds.

    For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of MBIA-CMC, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

    The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. For additional information on VRDOs, see "Other Investment Policies--VRDOs and Participating VRDOs" in the Statement of Additional Information. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to enhance income. The Fund will not purchase an inverse floating rate obligation if the ratio of the aggregate dollar amount of floating-rate instruments to inverse floating-rate instruments issued by the same issuer exceeds one to one.

    The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund believes the income from such securities to be exempt from (i) regular Federal income taxation or (ii) regular Federal income taxation, and New York State and New York City income taxation ("Non-Municipal Tax Exempt Securities"). In making such determination the Fund will rely on the opinion of bond counsel on the original issue of such securities and may (but is not required to) seek the additional opinion of a nationally-recognized bond counsel. Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities that pay interest exempt from (i) regular Federal income tax will be considered "Municipal Bonds" and (ii) regular Federal income tax, and New York State and New York City income tax will be considered "New York Municipal Bonds" for purposes of the Fund's investment objective and policies. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to the AMT. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

    If you are, or as a result of investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you because the Fund may invest up to 25% of its total asset in Municipal Bonds subject to the AMT. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Taxes."

    The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. See "Risks--Municipal Bond Market Risk." Certain instruments in which the Fund may invest may be characterized as derivative instruments. See

"--Description of Municipal Bonds" and "--Hedging Transactions--Financial Futures Transactions and Options."

DESCRIPTION OF MUNICIPAL BONDS

    Set forth below is a detailed description of the Municipal Bonds in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix B to the Statement of Additional Information.

    The Fund will analyze a number of different factors in selecting the municipal bonds for the Fund portfolio. In addition to credit risk, there are a number of other factors which will enter the decision-making process. First, the Fund will seek to maintain a diversified portfolio of New York Municipal Bonds. The remaining factors will include duration risk, that is, the relative volatility and sensitivity of the bond to changes in interest rates, and liquidity, or the ability of the bond to be bought and sold in the public markets at the tightest possible bid/ask spread. As a relative value investor, the Fund (subject to its diversification objectives) will seek the highest possible risk-adjusted return in a Municipal Bond when all of the factors, including issuer-specific credit risk, are arrayed.

    Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are deemed Municipal Bonds if the interest paid thereon is exempt from regular Federal income tax, and New York Municipal Bonds if the interest paid thereon is exempt from regular Federal, and New York State and New York City income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute New York Municipal Bonds or Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").

    ECONOMIC AND OTHER CONDITIONS IN NEW YORK. The following is a brief summary of factors affecting the economy of the State of New York and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified this information.

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under the North American Industry Classification System (NAICS), the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the third largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

    In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

    The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

    The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06. For additional information, see the Statement of Additional Information "Appendix A--Economic and Other Conditions in New York."

    GENERAL OBLIGATION BONDS. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

    REVENUE BONDS. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

    IDBS AND PABS. The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

    MORAL OBLIGATION BONDS. The Fund also may invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

    MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which MBIA-CMC, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. MBIA-CMC will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, MBIA-CMC must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

    WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recognized on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

    There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counter party may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

    INDEXED AND INVERSE FLOATING RATE SECURITIES. The Fund may invest in Municipal Bonds that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Fund will not purchase an inverse floating rate obligation if the ratio of the aggregate dollar amount of floating-rate instruments to inverse floating-rate instruments issued by the same issuer exceeds one to one. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

    YIELDS. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

INSURED MUNICIPAL BONDS

    The Fund may acquire Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. These Municipal Bonds may be (i) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (ii) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance") or (iii) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance").

    A Municipal Bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of Aaa or AAA, a bond covered by an Original Issue Insurance or Secondary Market Insurance policy from that insurer would also typically be assigned the same rating. Such a Municipal Bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a Municipal Bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Fund, however, a Municipal Bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a Municipal Bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.

    AFFILIATED INSURERS. The Fund intends to apply to the SEC for exemptive relief (the "Order") under the 1940 Act that would permit it, subject to certain conditions and limitations: (i) to purchase (to the extent otherwise permitted by its investment objective, policies, and restrictions) Municipal Bonds insured as to timely payment of principal and interest by MBIA Insurance Corporation (an affiliate of MBIA-CMC) or its affiliates (collectively, "MBIA Insurers") (a) in a primary offering of such Municipal Bonds or (b) in the secondary market when the previous owner of the Municipal Bonds has purchased Secondary Market Insurance to improve the marketability of the securities; and (ii) with respect to Municipal Bonds insured by MBIA Insurers, (a) to accept certain payments that might arise from claims made upon such insurance and (b) in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefore. Until the Order is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers or engage in such transactions with MBIA Insurers. In no event will the Fund purchase Secondary Market Insurance or Portfolio Insurance directly from an MBIA Insurer. There can be no assurance that the SEC will grant the Order to the Fund.

HEDGING TRANSACTIONS

    The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates or other market movements through the use of options, caps and certain financial futures contracts and options thereon, and swap transactions and options thereon ("swaptions"). While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's common shares, the net asset value of the Fund's common shares will fluctuate. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes or other market movements. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

    FINANCIAL FUTURES TRANSACTIONS AND OPTIONS. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract that will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

    Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes. See "Taxes" in this Prospectus and in the Statement of Additional Information.

    FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

    The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell futures contracts based on a long-term Municipal Bond index developed by the Chicago Board of Trade and The Bond Buyer (the "Municipal Bond Index") in connection with its hedging strategies.

    FUTURES STRATEGIES. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

    When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

    CALL OPTIONS ON FUTURES CONTRACTS. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

    PUT OPTIONS ON FUTURES CONTRACTS. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates. The Fund may purchase put options on Treasury bond and/or Treasury note futures contracts.

    The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

    RESTRICTIONS ON USE OF FUTURES TRANSACTIONS. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    RISK FACTORS IN FUTURES TRANSACTIONS AND OPTIONS. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

    There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The

Fund will enter into a futures position only if, in the judgment of MBIA-CMC, there appears to be an actively traded secondary market for such futures contracts.

    The successful use of transactions in futures and related options also depends on the ability of MBIA-CMC to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

    CAPS. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. To the extent that there is a decline in interest rates for maturities equal to the remaining term of the interest rate cap, the value of the cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the cap could increase, and thereby increase the net asset value of the common shares. As interest rate caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

    INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of Municipal Bonds. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

    An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying notional amount, in exchange for receiving a variable income stream and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

    The Fund may enter into swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge or for duration or risk management rather than as a speculative investment.

    A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

    A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

    The Board of Trustees has currently limited the Fund's use of interest rate swaps and swaptions as follows: (i) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (ii) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (iii) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board,
(b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.

    The use of interest rate swaps and swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap or swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

    The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap or swaption will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

    While the Fund may utilize interest rate swaps and swaptions for hedging purposes, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps or swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps and swaptions to reduce risk involves costs and will be subject to MBIA-CMC's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that MBIA-CMC's judgment in this respect will be correct.

OTHER INVESTMENT POLICIES

    TEMPORARY INVESTMENTS. The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

    REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, or primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets.

    In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

    INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of such investment companies (including management fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

SUITABILITY

    The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, MBIA-CMC and its affiliates. Because of its emphasis on investment grade New York Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such markets, including the loss of principal. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT, and the Fund expects that a portion of the income it produces will be includable in AMT income. Common shares therefore may not be a suitable investment for investors who are subject to the AMT or who would become subject to such tax by purchasing common shares.

                                     RISKS

    RISK IS INHERENT IN ALL INVESTING. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing the Fund's common shares, you should consider carefully the following risks that you assume when you invest in the Fund. An investment in the Fund's common shares should not constitute a complete investment program.

    LIQUIDITY AND MARKET PRICE OF SHARES. The Fund is newly organized and has no operating history or history of public trading.

    Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

    NEW YORK MUNICIPAL BONDS. The Fund intends to invest at least 80% of its total assets in New York Municipal Bonds. As a result, the Fund is more exposed to political, economic, regulatory and other risks affecting issuers of New York Municipal Bonds than is a Municipal Bond fund that invests more widely. See "Appendix A to the Statement of the Additional Information--Economic and Other Conditions in New York".

    New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. It now appears more likely that the national and New York economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by -- among other things -- poor earnings, accounting concerns and fears of further terrorist attacks), instability in the middle east and elsewhere, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential continuation of slow economic growth.

    The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarily, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. For additional information, see the Statement of Additional Information "Appendix A--Economic and Other Conditions in New York."

    NON-DIVERSIFICATION. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. For the purpose of the foregoing, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of Municipal Bonds. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax law.

    MARKET RISK AND SELECTION RISK. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that MBIA-CMC selects will underperform the bond market, the relevant market indices, or other funds with similar investment objectives and investment strategies.

    MUNICIPAL BOND MARKET RISK. The amount of public information available about the Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of MBIA-CMC than that of an equity fund or taxable bond fund. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

    INTEREST RATE AND CREDIT RISK. The Fund invests in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The common share net asset value and market price per share of the bonds in which the Fund will invest will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage by the issuance of preferred shares and its investment in inverse floating obligations, as described above, may increase interest rate risk. Market interest rates for investment grade Municipal Bonds in which the Fund will primarily invest have recently declined significantly below the recent historical average rates for such bonds and market interest rates are now at historical lows. These levels increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline). Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Fund intends to invest in Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch. It may also invest in unrated Municipal Bonds that MBIA-CMC believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

    CALL AND REDEMPTION RISK. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

    PRIVATE ACTIVITY BONDS. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the AMT. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT. The Fund is not further restricted with respect to investing in private activity bonds that are not subject to the AMT.

    RISKS OF TOBACCO-RELATED MUNICIPAL BONDS. The Fund may invest in Municipal Bonds that are collateralized by the proceeds from litigation against the tobacco industry. Payment by the tobacco industry participants of such proceeds is spread over a number of years and the collection and distribution of such proceeds to issuers of Municipal Bonds is dependent on the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition of the sale of tobacco products, or the seeking of protection under bankruptcy laws, could adversely affect the tobacco industry which, in turn, could have an adverse effect on tobacco-related Municipal Bonds.

    LEVERAGE. The Fund currently plans to issue preferred shares within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred shares will represent approximately 38% of the Fund's capital, including capital raised by issuing the preferred shares. The Fund cannot assure you, however, that preferred shares will actually be issued, or if issued, that preferred shares will represent any specific percentage of the Fund's capital they will represent. Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund's investments. Leverage also creates the risk that the investment return on the Fund's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to MBIA-CMC and the Servicing Agent will be higher than if leverage was not used. See "Risks and Special Considerations of Leverage."

    INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during periods of rising inflation, preferred share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.

    PORTFOLIO STRATEGIES. The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such strategies subject the Fund to the risk that, if MBIA-CMC incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common shares as discussed above under "--Leverage." The Fund is not required to use derivatives or other portfolio strategies and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's portfolio strategies will be effective.

    DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instrument, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

    AFFILIATED INSURERS. The 1940 Act currently prohibits MBIA-CMC from purchasing on behalf of the Fund Municipal Bonds for which MBIA Insurance Corporation and other affiliates of MBIA-CMC provide financial insurance. The Fund intends to apply to the SEC for exemptive relief under the 1940 Act (the "Order") that would permit it, subject to certain conditions and limitations: (i) to purchase (to the extent otherwise permitted by its investment objective, policies, and restrictions) Municipal Bonds insured as to timely payment of principal and interest by MBIA Insurance Corporation (an affiliate of MBIA-CMC) or its affiliates (collectively, "MBIA Insurers") (a) in a primary offering of such Municipal Bonds or (b) in the secondary market when the previous owner of the Municipal Bonds has purchased Secondary Market Insurance to improve the marketability of the securities; and (ii) with respect to Municipal Bonds insured by MBIA Insurers, (a) to accept certain payments that might arise from claims made upon such insurance and (b) in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefore. Until the Order is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers or engage in such transactions with MBIA Insurers. In no event will the Fund purchase Secondary Market Insurance or Portfolio Insurance directly from an MBIA Insurer. There can be no assurance that the SEC will grant the Order to the Fund.

    Because MBIA Insurers provide a substantial portion of all Original Issue, Secondary Market and Portfolio Insurance for Municipal Bonds, the Fund's inability, absent the SEC's granting of the Order, to purchase Municipal Bonds insured by MBIA Insurers may place it at a disadvantage relative to other similar funds that may purchase such Municipal Bonds. Any such disadvantage could increase in the event that one or more of the other providers of financial insurance for Municipal Bonds experiences problems meeting its insurance obligations. However, based upon current market conditions and on the anticipated size of the Fund's offering of common shares and subsequent issuance of preferred shares, MBIA-CMC believes that such inability will not adversely effect the Fund's ability to achieve its investment objective.

    ANTI-TAKEOVER PROVISIONS. The Fund's Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Shares--Anti-takeover Provisions of the Agreement and Declaration of Trust."

    MARKET DISRUPTION. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

                  RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

    The Fund currently intends to issue preferred shares within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred shares will represent approximately 38% of the Fund's capital, including the capital raised by issuing the preferred shares. The Fund cannot assure you, however, that preferred shares will actually be issued or, if issued, that preferred shares will represent any specific percentage of the Fund's capital they will represent. Issuing the preferred shares will result in the leveraging of the common shares. Although the Fund's Board of Trustees has not yet determined the terms of the preferred share offering, the Fund anticipates that the preferred shares will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred share offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred shares, which will be borne by the Fund, will reduce the net asset value of the common shares. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred shares, the Fund anticipates that the terms of the preferred shares will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation plus such additional distribution (an "Additional Distribution"). Such Additional Distributions would lower the amounts distributable to the Fund's common shareholders. Because, under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, MBIA-CMC believes that the spread inherent in the difference between the short term and medium term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred shares and the generally longer term rates received by the Fund on its portfolio securities may provide holders of common shares with a potentially higher yield.

    The Fund does not intend to borrow money to increase its leverage. The Fund, however, may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

    The use of leverage, however, involves certain risks to the holders of common shares. For example, issuance of the preferred shares may result in higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the preferred shares will affect the yield to holders of common shares. Leverage will allow holders of common shares to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred shares. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common shares, the effect of leverage will be to increase the amount of such gains distributed to holders of common shares. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred shares approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common shares will be decreased. If the current dividend rate (and any Additional Distribution) on the preferred shares were to exceed the net return on the Fund's portfolio, holders of common shares would receive a lower rate of return than if the Fund were not leveraged. The foregoing risks are increased because under the terms of the preferred shares, holders of such shares are entitled to receive accumulated and unpaid dividends (and accumulated and unpaid Additional Distributions, if any) in addition to the current dividend rate before any distribution can be made to common shareholders. Similarly, since both the cost of issuing the preferred shares and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred share offering) will be borne entirely by holders of common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if the Fund were not leveraged. In addition, the benefit (but not the risks) of leverage to holders of common shares will be decreased by the amount of any Additional Distribution the Fund is required to make. If the Fund is liquidated, holders of preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares.

    In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common shares. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common shares dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common shares or the preferred shares, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred shares for any reason and may redeem all or part of the preferred shares under the following circumstances:

    - if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of common shares than that obtainable if the common shares were not leveraged,

    - if the asset coverage for the preferred shares declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common shares in tender offers, or

    - in order to maintain the asset coverage guidelines established by the rating agencies that have rated the preferred shares.

    Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of the common shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

    During periods when the Fund has preferred shares outstanding, the fees paid to MBIA-CMC and the Servicing Agent will be higher than if the Fund did not issue preferred shares because the fees paid will be calculated on the basis of the Fund's Managed Assets, including proceeds from the sale of preferred shares.

    Assuming the use of leverage by issuing preferred shares (paying dividends at a rate that generally will be adjusted every seven days) in an amount representing approximately 38% of the Fund's capital at an annual dividend rate and annual remarketing expenses of 1.25% payable on such preferred shares based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 0.48%.

    The following table is designed to illustrate the effect on the return to a holder of common shares of the leverage obtained by the issuance of preferred shares representing approximately 38% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)...........      (10)%         (5)%           0%            5%           10%
Corresponding common shares return...................   (16.95)%      (8.86)%       (0.77)%        7.32%        15.40%

    Leveraging the common shares cannot be fully achieved until preferred shares are issued and the proceeds of such offering have been invested in Municipal Bonds.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

    If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common shares as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred shares or otherwise by purchasing preferred shares. Purchases and redemptions of preferred shares, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its shareholders to redeem or repurchase outstanding preferred shares, the Board of Trustees will take into account a variety of factors, including the following:

    - market conditions,

    - the ratio of preferred shares to common shares, and

    - the expenses associated with such redemption or repurchase.

    If market conditions subsequently change, the Fund may sell previously unissued preferred shares or preferred shares that the Fund had issued but later repurchased or redeemed.

    The Fund intends to apply for ratings of the preferred shares from one or more rating agencies. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede MBIA-CMC from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred shares issued by the Fund should not be confused with ratings on the obligations held by the Fund.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred shares. To the extent possible, the Fund intends to purchase or redeem preferred shares from time to time to maintain coverage of preferred shares of at least 200%.

    The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. There are six Trustees of the Fund, two of whom are "interested persons" of the Fund (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER

    MBIA-CMC, an SEC-registered investment adviser and NASD member firm, acts as the Fund's investment adviser. MBIA-CMC is located at 113 King Street, Armonk, New York 10504. MBIA-CMC is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. MBIA Inc.'s largest subsidiary is MBIA Insurance Corporation ("MBIA Corp."), a leading global provider of financial guarantee insurance. MBIA Inc. is a publicly-held company whose shares trade on the NYSE under the ticker symbol MBI.

    MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Insurance Corp. of Illinois, also referred to as "MBIA Illinois," and Capital Markets Insurance Corporation, "CapMAC," both financial guarantee companies acquired by MBIA Corp. MBIA Corp. also owns MBIA Assurance S.A., a French insurance company, which writes financial guarantee insurance in the countries of the European Community.

    MBIA Corp. has a Triple-A claims-paying rating from S&P, which it received in 1974; from Moody's, which it received in 1984; from Fitch, which it received in 1995; and from Rating and Investment Information, Inc., which it received in 1999. Obligations which are guaranteed by MBIA Corp. are rated Triple-A primarily based on these claims-paying ratings of MBIA Corp. Both S&P and Moody's have also continued the Triple-A rating on guaranteed bond issues of MBIA Illinois and CapMAC. The Triple-A ratings are important to the operation of MBIA Corp.'s business and any reduction in these ratings could have a material adverse effect on MBIA Corp.'s ability to compete and could have a material adverse effect on its business, operations and financial results.

    MBIA Corp. primarily insures obligations which are sold in the new issue and secondary markets, or which are held in unit investment trusts and by mutual funds. It also provides financial guarantees for debt service reserve funds. As a result of Triple-A ratings assigned to insured obligations, the principal economic value of financial guarantee insurance to the entity issuing the obligations is the savings in interest costs between an insured obligation and the same obligation on an uninsured basis. In addition, for complex financings and for obligations of issuers that are not well-known by investors, insured obligations receive greater market acceptance than uninsured obligations.

    MBIA Corp. issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utilities bonds, bonds issued by highly rated, sovereign and sub-sovereign entities and collateralized obligations of corporations and financial institutions, both in the new issue and secondary markets. The municipal obligations that MBIA Corp. insures include tax-exempt and taxable indebtedness of states, counties, cities, utility districts and other political subdivisions, as well as airports, higher education and health care facilities and similar authorities. The asset-backed or structured finance obligations insured by MBIA Corp. typically consist of securities that are payable from or which are tied to the performance of a specific pool of assets that have a defined cash flow. These include residential and commercial mortgages, a variety of consumer loans, corporate loans and bonds and equipment and real property leases.

    MBIA-CMC is an international investment manager supervising client accounts with assets totaling approximately $27 billion as of June 30, 2003 (including $20 billion representing assets managed on behalf of clients that are affiliates of MBIA-CMC). Of that amount, approximately $9 billion represents the investment portfolio of MBIA Corp., more than half of which consists of Municipal Bonds.

INVESTMENT ADVISORY AGREEMENT

    The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Trustees, MBIA-CMC is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with MBIA-CMC, subject to review by the Board of Trustees.

    For its services, the Fund pays MBIA-CMC a monthly fee at the annual rate of 0.39% of the Fund's Managed Assets. For purposes of this calculation, Managed Assets are determined at the end of each month on the basis of the average Managed Assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Fund's Managed Assets. MBIA-CMC has contractually agreed to waive a portion of the advisory fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at a the rate of 0.042% thereafter through September 1, 2009.

    The Investment Advisory Agreement obligates MBIA-CMC to provide investment advisory services to the Fund. The Fund pays all expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, fees of the Servicing Agent, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, SEC fees, fees and expenses of non-interested Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting and administrative services are provided to the Fund by MBIA Municipal Investors Service Corporation ("MBIA-MISC") pursuant to an agreement between MBIA-MISC and the Fund. The Fund will pay the costs of these services.

    Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (i) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

    The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. MBIA-CMC will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from MBIA-CMC. The portfolio managers primarily responsible for the Fund's day-to-day management are Clifford D. Corso, Susan A. Voltz, Michael R. Jacobson and Patrick M. Tucci.

    Mr. Corso is President of MBIA-CMC. Mr. Corso is also the Chief Investment Officer for MBIA Insurance Corporation, and a Managing Director of 1838 Investment Advisors, LLC, an affiliate company. In his role as head of MBIA-CMC, Mr. Corso is the senior portfolio manager for $27 billion in assets.

    Ms. Voltz is a Director and Senior Portfolio Manager of MBIA-CMC responsible for MBIA-CMC's tax-exempt assets under management. Prior to this assignment, Ms. Voltz was a Senior Portfolio Manager responsible for short-term taxable and tax-exempt portfolio management. Prior to joining MBIA-CMC in 1994, Ms. Voltz held a number of positions at Dean Witter Discover and Company, including Assistant Vice President, Portfolio Manager and Analyst for Dean Witter InterCapital Inc.

    Mr. Jacobson is a Director of MBIA-CMC and brings to the firm a 22 year career in municipal finance, municipal credit analysis, structured municipal finance and municipal derivatives. Mr. Jacobson currently manages a structured portfolio of municipal equipment leases and works on a number of special projects involving municipal derivatives. Prior to joining MBIA-CMC, Mr. Jacobson held senior positions in the municipal departments of Shearson Lehman Brothers, Lazard Freres & Co. and Citicorp Securities.

    Mr. Tucci is Assistant Vice President and Assistant Portfolio Manager, concentrating on tax-exempt assets under management. Prior to joining MBIA-CMC, Mr. Tucci held positions at Salomon Smith Barney in Institutional Municipal Sales and Global Equities. Prior to that, Mr. Tucci was Assistant Portfolio Manager in the Municipal Bond Group at Eaton Vance Management. Mr. Tucci is a member of the Association for Investment Management and Research and The New York Society of Security Analysts.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. From and after issuance of the preferred shares, monthly dividends to holders of common shares normally will consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distributions) on the preferred shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common shares and any preferred shares.

    While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred share dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Taxes."

    See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common shares may be automatically reinvested in common shares of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

    The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred shares, the effects of preferred share leverage on the common shares discussed above under "Risks and Special Considerations of Leverage," the timing of the investment of preferred share proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.

                                     TAXES

FEDERAL INCOME TAX MATTERS

    The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the common shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

    The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax.

    The Fund primarily will invest in Municipal Bonds, which, in the opinion of bond counsel to the issuer, are exempt from regular federal income tax. Thus, dividends the Fund pays to you will generally qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from federal income tax. Different federal alternative minimum tax rules apply to individuals and to corporations.

    Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your common shares.

    The Fund will allocate dividends that are treated as exempt-interest dividends and as long-term capital gain and ordinary income dividends, if any, among the common shares and preferred shares in proportion to total dividends paid to each class for the taxable year. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

    Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax.

    The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

    In order to avoid corporate taxation of its earnings and to pay exempt-interest dividends, the Fund must meet certain Internal Revenue Service ("IRS") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your dividends would be taxable as ordinary income to the extent of the Fund's earnings and profits. In addition, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your dividends attributable to interest received by the Fund from any source would be taxable as ordinary income.

    The sale or other disposition of common shares will generally result in capital gain or loss to you if you hold such common shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (for individuals, normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through December 31, 2010, and will be 31% thereafter. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under IRS rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

NEW YORK TAX MATTERS

    The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business holders of common shares of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable or the New York tax rules applicable to specific investors who may be subject to special treatment in light of their particular facts and circumstances. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives and capital gains it realizes to the Fund's shareholders.

    Distributions by the Fund that are attributable to interest on any New York Municipal Bond will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the U.S. or its instrumentalities and distributions attributable to capital gains, will generally be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

    All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange or other disposition of common shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common shares may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continue to carry, common shares generally will not be deductible for New York State or New York City personal income tax purposes.

    Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York tax matters.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

    Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York ("BONY"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

    Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares plus estimated brokerage commissions is equal to or less than the market price per share of the common shares (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

    In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

    The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

    In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

    There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

    The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

    Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

    All questions and correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, 101 Barclay Street, 20W, New York, New York 10286.

                                NET ASSET VALUE

    Net asset value of the common shares is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of the common shares, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to MBIA-CMC, are accrued daily.

    The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts and interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of May 20, 2003, as amended. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

    The Fund has no present intention of offering any additional shares other than the preferred shares and common shares issued under the Fund's Automatic Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

    The Fund's common shares are expected to be listed on the NYSE under the symbol "MZN."

    The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds."

    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as net asset value, dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

    MBIA-CMC provided the initial capital for the Fund and, as of the date of this prospectus, MBIA-CMC owned 100% of the outstanding common shares of the Fund. MBIA-CMC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES

    The Declaration provides that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

    It is anticipated that the Fund's preferred shares will be issued in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of common shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. It is anticipated that the net asset value per share of the preferred shares will equal its original purchase price per share plus accumulated dividends per share.

    The Fund's Board of Trustees has declared its intention to authorize an offering of preferred shares (representing approximately 38% of the Fund's capital immediately after the issuance of such preferred shares) within approximately three months after completion of the offering of common shares, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the holders of common shares described in the Prospectus. Although the terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Trustees (subject to applicable law and the Declaration), the initial series of preferred shares will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be as stated below.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

    VOTING RIGHTS. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.

    In connection with the election of the Fund's Trustees, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of common and preferred shares, voting as a single class. If at any time dividends on the Fund's preferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment.

    The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to
(i) authorize, create or issue any class or series of shares ranking prior to any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of preferred shares.

    REDEMPTION PROVISIONS. It is anticipated that preferred shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Preferred shares will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred shares specified by the rating agencies that issue ratings on the preferred shares.

ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

    The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. Commencing on the first annual meeting of the shareholders, the Board of Trustees will be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

    In addition, the Declaration requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their affiliates and associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required, or unless such transaction is with an entity of which the Fund owns a majority of all the voting securities. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

    - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

    - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Fund to an open-end investment company, the Fund's Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.

    To terminate the Fund, the Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Declaration, each class and series of shares of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

    The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                                   CUSTODIAN

    The Fund's securities and cash are held under a custodian agreement with The Bank of New York, 101 Barclay Street, 17W, New York, New York 10286.

                                  UNDERWRITING

    The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc. ("A.G. Edwards") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") as lead managers (the "Lead Managers"); and Advest, Inc., Janney Montgomery Scott LLC, Quick & Reilly, Inc., a Fleet Boston Financial company, RBC Capital Markets Inc., The Seidler Companies Incorporated as their representatives (together with the Lead Managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and MBIA-CMC (the "Underwriting Agreement"), to purchase from the Fund the number of common shares set forth below opposite their respective names.

UNDERWRITERS                                                  NUMBER OF SHARES
------------                                                  ----------------
A.G. Edwards & Sons, Inc....................................
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated......................................
Advest, Inc.................................................
Janney Montgomery Scott LLC.................................
Quick & Reilly, Inc., A FleetBoston Financial Company.......
RBC Dain Rauscher, Inc......................................
The Seidler Companies Incorporated..........................

    Total...................................................

    The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all common shares offered hereby if they purchase any of the common shares.

    The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate
of            additional common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.

    The Representatives have advised the Fund that the Underwriters propose to offer some of the common shares directly to investors at the offering price of $15.00 per share, and may offer some of the common shares to certain dealers at
the offering price less a concession not in excess of $     per common share,
and such dealers may reallow a concession not in excess of $           per
common share on sales to certain other dealers. The common shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

    The Fund will pay common share offering costs up to and including $0.03 per common share. MBIA-CMC and Claymore Securities, Inc. have agreed to pay all of the Fund's common share offering costs (other than sales load) that exceed $0.03 per common share. MBIA-CMC and Claymore Securities, Inc. have also agreed to pay all of the Fund's organizational expenses.

    The Fund has applied to list its common shares on the NYSE and expects the trading or "ticker" symbol for the common shares to be "MZN." In order to meet the requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation between the Fund and the Representatives.

    The Fund and MBIA-CMC have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

    The Fund has agreed not to offer or sell any additional common shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

    The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

    Until the distribution of common shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the common shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the common shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of common shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the common shares while the offering is in progress.

    The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

    These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the common shares. As a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters without notice at any time. These transactions may be effected on the NYSE or otherwise.

    In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.

    MBIA-CMC and Claymore Securities, Inc. have also agreed to pay from their own assets a fee to A.G. Edwards. This fee will be payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, 0.125% from September 2, 2008 to September 1, 2009 and 0.15% thereafter. Such fee will be payable only so long as the Investment Advisory Agreement remains in effect between the Fund and MBIA-CMC or any successor in interest or affiliate of MBIA-CMC, as and to the extent that such Investment Advisory Agreement is renewed or continued periodically in accordance with the 1940 Act. A.G. Edwards will (i) provide MBIA-CMC with relevant information, studies or reports regarding general trends in the closed-end management investment company and asset management industries,
(ii) at MBIA-CMC's request, provide economic research and statistical information and reports to and consult with MBIA-CMC's or the Fund's representatives and/or the Fund's Trustees with respect to such information and reports and (iii) provide MBIA-CMC with certain other services in connection with the common shares, including after-market services designed to maintain the visibility of the Fund in the market. A.G. Edwards may delegate a portion of its rights and obligations under such agreement with MBIA-CMC to other persons, certain of whom may be Underwriters or other participants, or affiliates of such participants, in the offering and distribution of the common shares. In connection with such delegation, A.G. Edwards may direct MBIA-CMC to pay a portion of the fee A.G. Edwards would otherwise receive from MBIA-CMC to such party.

    Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the common shares of the Fund. Generally, Claymore
Securities, Inc. pays a fee of 0.10% of the offering amount to employees who assist in marketing securities. In connection with this distribution assistance, Claymore Securities, Inc. will enter into an underwriter participation agreement with the Fund, which will provide that, to the extent that the Fund has not otherwise paid organizational and offering expenses equal to $0.03 per common share, the Fund will pay up to 0.10% of the amount of the offering up to such expense limit to Claymore Securities, Inc. as payment for its distribution assistance. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended, although Claymore Securities, Inc. will not purchase or resell any of the common shares in connection with the offering or be a party to the purchase agreement.

    The address of A.G. Edwards, is One North Jefferson Ave., St. Louis, Missouri 63103. The address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.

                                SERVICING AGENT

    Claymore Securities, Inc. serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's NYSE specialist and the closed-end fund analyst community.

    The Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Managed Assets.

    The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at the rate of 0.028% thereafter through September 1, 2009.

    The Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Trustees of the Fund. The Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 days' notice by the Servicing Agent.

    Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is The Bank of New York, 101 Barclay Street, 20W, New York, New York 10286.

                          ACCOUNTING SERVICES PROVIDER

    MBIA Municipal Investors Service Corporation provides certain accounting services for the Fund.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the common shares offered hereby are passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Certain legal matters will be passed on for the underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois). Simpson Thacher & Bartlett LLP and Skadden Arps, Slate Meagher & Flom (Illinois) may rely as to matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Fund's Investments......................................      1
Investment Restrictions.....................................      4
Management of the Fund......................................      5
Portfolio Transactions......................................     10
Taxes.......................................................     11
Independent Auditors and Experts............................     15
Additional Information......................................     15
Report of Independent Auditors..............................     17
Financial Statements........................................     18
Appendix A: Economic and Other Conditions in New York.......    A-1
Appendix B: Ratings of Municipal Bonds......................    B-1
Appendix C: Taxable Equivalent Yields for 2003..............    C-1
Appendix D: Certain Comparative Information.................    D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS

                                          PAGE
                                        --------
Prospectus Summary....................      1
Summary of Fees and Expenses..........     12
The Fund..............................     14
Use of Proceeds.......................     14
The Fund's Investments................     14
Risks.................................     28
Risks and Special Considerations of
  Leverage............................     32
Management of the Fund................     36
Dividends and Distributions...........     38
Taxes.................................     39
Automatic Dividend Reinvestment
  Plan................................     41
Net Asset Value.......................     43
Description of Shares.................     43
Custodian.............................     47
Underwriting..........................     48
Servicing Agent.......................     50
Transfer Agent, Dividend Disbursing
  Agent and Registrar.................     50
Accounting Services Provider..........     51
Legal Opinions........................     51
Table of Contents of the Statement of
  Additional Information..............     52

    THROUGH AND INCLUDING               , 2003 (THE 25TH DAY AFTER THE DATE OF
THIS PROSPECTUS), ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                        SHARES

                             MBIA CAPITAL/CLAYMORE
           MANAGED DURATION INVESTMENT GRADE NEW YORK MUNICIPAL FUND

                                 COMMON SHARES

                                 --------------

                                   PROSPECTUS

                                 --------------

                           A.G. EDWARDS & SONS, INC.
                              MERRILL LYNCH & CO.
                                  ADVEST INC.
                          JANNEY MONTGOMERY SCOTT LLC
                                 QUICK & REILLY
                              RBC CAPITAL MARKETS
                             THE SEIDLER COMPANIES
                                  INCORPORATED

                                        , 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED JULY 24, 2003,
                         AS SUPPLEMENTED ON JULY 25, 2003


                MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT
                          GRADE NEW YORK MUNICIPAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

          MBIA Capital/Claymore Managed Duration Investment Grade New York Municipal Fund (the "Fund") is a newly organized, non-diversified closed-end management company.

          This Statement of Additional Information relating to common shares of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated _____________, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (888) 773-1411. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

The Fund's Investments                                                         1
Investment Restrictions                                                        4
Management of the Fund                                                         5
Portfolio Transactions                                                        10
Taxes                                                                         11
Independent Auditors and Experts                                              15
Additional Information                                                        15
Report of Independent Auditors                                                17
Financial Statements                                                          18
Appendix A: Economic and Other Conditions in New York                        A-1
Appendix B: Ratings of Municipal Bonds                                       B-1
Appendix C: Taxable Equivalent Yields for 2003                               C-1
Appendix D: Certain Comparative Information                                  D-1

This Statement of Additional Information is dated ___________, 2003.

                             THE FUND'S INVESTMENTS

DESCRIPTION OF MUNICIPAL BONDS

          CALL RIGHTS. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

          PRIVATELY PLACED BONDS. The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

          PUT RIGHTS. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

          CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity. The Fund may not invest in illiquid custodian receipts if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

INSURED MUNICIPAL BONDS

          ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of Municipal Bonds by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the Municipal Bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments. Original Issue Insurance also does not insure against nonpayment of principal or interest on Municipal Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

          Original Issue Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

          SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a Municipal Bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market

Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Bonds.

          PORTFOLIO INSURANCE. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Fund. Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A Municipal Bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof will reduce the yield to common shareholders of the Fund.

HEDGING TRANSACTIONS

          FUTURES CONTRACTS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

          The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

          The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

          Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if MBIA-CMC and the Trustees of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

          The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

          The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

          It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, MBIA-CMC expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

          The pricing and valuation terms of interest rate swap agreements and swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps and swaptions must thus be regarded as inherently illiquid. Interest rate swap agreements are usually (1) between an institutional investor and a broker/ dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

          MBIA-CMC expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap, cap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. As long as the Fund is a purchaser of swaptions, which is expected to be the only possibility under rating agency guidelines applicable to the preferred shares the Fund intends to issue, the Fund would not have to pledge collateral. However, it would have to monitor the market value of the swaptions held and insure that they are properly collateralized.

          MBIA-CMC has instituted procedures for valuing any swaps or swaptions positions to which it is party. Swaps or swaptions will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the swap or swaption. In the event of material discrepancies, MBIA-CMC has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board.

OTHER INVESTMENT POLICIES

          VRDOs AND PARTICIPATING VRDOs. VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

          Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Fund will not invest more than a limited amount of its assets in Participating VRDOs.

          VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to MBIA-CMC the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

          The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of MBIA-CMC. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of MBIA-CMC, market conditions warrant.

                             INVESTMENT RESTRICTIONS

          The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred shares, may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. The Fund may not:

               1. Make investments for the purpose of exercising control or management.

               2. Purchase or sell real estate, commodities or commodity contracts; except that to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

               3. Issue senior securities or borrow money except as permitted by
          Section 18 of the 1940 Act.

               4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

               5. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

               6. Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

               a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

               b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

               c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          For purposes of restriction (7), the exception for states, municipalities and their political subdivisions applies only to tax exempt securities issued by such entities.

          Unless otherwise indicated, if a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

          The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interests and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Trustees of the Fund consist of 6 individuals, 4 of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act.

          BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by MBIA-CMC and its affiliates and other public directorships.

                                                                                        NUMBER OF
                                                   TERM OF           PRINCIPAL          FUNDS AND
                              POSITION(S)         OFFICE AND       OCCUPATION(S)        PORTFOLIOS
                             HELD WITH THE         LENGTH OF      DURING PAST FIVE     OVERSEEN IN               PUBLIC
  NAME, ADDRESS* AND AGE         FUND             TIME SERVED          YEARS           FUND COMPLEX           DIRECTORSHIPS
--------------------------  ---------------  ------------------  ------------------   --------------  -----------------------------
Mark Jurish, 44                 Trustee      July 21, 2003-2004  Founder and Chief           3        None
                                                                 Executive Officer
                                                                 of Larch Lane
                                                                 Advisors LLC. Prior
                                                                 to forming Larch
                                                                 Lane, Mr. Jurish
                                                                 was Managing
                                                                 Director at Paloma
                                                                 Partners, a firm
                                                                 that he joined in
                                                                 1988.

Ronald A. Nyberg, 50            Trustee      July 21, 2003-2004  Founding partner,           3        None
                                                                 Nyberg and
                                                                 Gustafson, a law
                                                                 firm specializing
                                                                 in Corporate Law,
                                                                 Estate Planning and
                                                                 Business
                                                                 Transactions (2000
                                                                 - present).
                                                                 Executive Vice
                                                                 President, General
                                                                 Counsel, and
                                                                 Corporate Secretary
                                                                 of Van Kampen
                                                                 Investments
                                                                 (1982-1999).

Jerry S. Rosenbloom, 64         Trustee      July 21, 2003-2004  Professor of                3        Harleysville Group, Inc.;
                                                                 Insurance and Risk                   Century Shares Trust;
                                                                 Management at the                    Mutual Risk Management; and
                                                                 Wharton School of                    Annuity & Life RE Holdings.
                                                                 the University of
                                                                 Pennsylvania and
                                                                 Academic Director
                                                                 of the Certified
                                                                 Employee Benefit
                                                                 Specialist (CEBS)
                                                                 Program,
                                                                 co-sponsored by the
                                                                 Wharton School and
                                                                 the International
                                                                 Foundation of
                                                                 Employee Benefit
                                                                 Plans.

Ronald E. Toupin, Jr., 45       Trustee      July 21, 2003-2004  Vice President,             3        None
                                                                 Managing Director
                                                                 and Portfolio

                                                               Manager of Nuveen
                                                               Asset Management
                                                               (1998-1999).
                                                               President and
                                                               Portfolio Manager
                                                               Nuveen Investment
                                                               Advisory
                                                               Corporation and
                                                               Vice President and
                                                               Manager of Nuveen
                                                               Unit Investment
                                                               Trusts (1991 to
                                                               1998).

----------

* The address of each non-interested Trustee is 113 King Street, Armonk, New York, 10504.


          Certain biographical and other information relating to the Trustees who are "interested persons" of the Fund as defined in the 1940 Act (the "interested Trustees") including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the Fund complex and public directorships held.

                                                                                        NUMBER OF
                                                 TERM OF             PRINCIPAL          FUNDS AND
                              POSITION(S)       OFFICE AND         OCCUPATION(S)        PORTFOLIOS
                             HELD WITH THE      LENGTH OF         DURING PAST FIVE     OVERSEEN IN              PUBLIC
  NAME, ADDRESS* AND AGE         FUND          TIME SERVED             YEARS           FUND COMPLEX          DIRECTORSHIPS
--------------------------  ---------------  ----------------    -------------------  --------------  -----------------------------
Clifford D. Corso, 42           Trustee      July 21, 2003-2004  President of                5        None
                                                                 MBIA-CMC and Chief
                                                                 Investment Officer
                                                                 for MBIA Insurance
                                                                 Corporation.

Nicholas Dalmaso, 38            Trustee      Juuly 21, 2003-2004 Senior Managing            3         F&C /Claymore Preferred
                                                                 Director and General                 Securities and Income Fund;
                                                                 Counsel of Claymore                  Advant Claymore Convertible
                                                                 Securities, Inc.                     Securities and Income Fund;
                                                                 (2001- present).                     and Flaherty and Cromrine
                                                                 Assistant General                    Claymore Total Return Fund.
                                                                 Counsel, John
                                                                 Nuveen & Company
                                                                 Inc (1999-2001).
                                                                 Vice President and
                                                                 Associate General
                                                                 Counsel of Van
                                                                 Kampen Investments
                                                                 Inc (1992-1999).

----------

* The address of each interested Trustee is 113 King Street, Armonk, New York, 10504.

     Certain biographical and other information relating to the officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.


NAME,                      POSITION(S)             TERM OF        PRINCIPAL
ADDRESS* and               HELD WITH               OFFICE AND     OCCUPATION(S)
AGE                        THE FUND                FIRST YEAR     DURING THE
                                                   APPOINTED +    LAST FIVE
                                                                  YEARS

-------------              --------------          ----------     --------------------
Craig L.                   Assistant Vice           2003          Vice President,
Armstrong, 33              President                              MBIA-CMC
                                                                  (2003-Present);
                                                                  Assistant Vice
                                                                  President and Vice
                                                                  President, MBIA
                                                                  Insurance Corp.
                                                                  (1999-2003); Senior
                                                                  Analyst, MBIA
                                                                  Investment
                                                                  Management Corp.
                                                                  (1999).

Leonard I.                Assistant                 2003          General Counsel and
Chubinsky, 54             Secretary and                           Secretary, MBIA-CMC.
                          Counsel

Michael R.                Vice President,           2003          Director, MBIA-CMC.
Jacobson, 49              Secretary

Patrick M. Tucci,         Assistant Vice            2003          Assistant Vice
33                        President                               President and a
                                                                  Portfolio Manager,
                                                                  MBIA-CMC
                                                                  (2002-Present);
                                                                  Assistant Vice
                                                                  President and Vice
                                                                  President Salomon
                                                                  Smith Barney Global
                                                                  Equities Group
                                                                  (2000-2001);
                                                                  Assistant Vice
                                                                  President Salomon
                                                                  Smith Barney
                                                                  Municipal Bond
                                                                  Group (1995-2000).

Susan A. Voltz,           Vice President           2003           Director and Senior
41                                                                Portfolio Manager of
                                                                  MBIA-CMC.

*The address of each officer is 113 King Street, Armonk, New York, 10504.

+    Elected by and serves at the pleasure of the Board of Trustees of the Fund.

          In the event that the Fund issues preferred shares, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of capital stock, voting as a single class. See "Description of Shares" in the prospectus.

          The standing committees of the Board of Trustees are the Audit Committee, the Nominating Committee, and the Executive Committee.

          The members of the Audit Committee are Messrs. Jurish, Nyberg, Rosenbloom, and Toupin. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

          The members of the Nominating Committee are Messrs. Jurish, Nyberg, Rosenbloom, and Toupin. The Nominating Committee is responsible for selecting and nominating "non-interested" (as defined in the 1940 Act) directors of the Fund. The Nominating Committee will consider nominees recommended by the Fund's common shareholders when a vacancy becomes available. Common shareholders who wish to recommend a nominee should send nominations which include biographical data and sets forth the qualifications of the proposed nominee to the Fund's Secretary.

          The members of the Executive Committee are Clifford D. Corso and any one "non-interested" director of the Fund. The Executive Committee is responsible for designating the amount, price and certain other terms of the common shares and any preferred shares to be sold by the Fund.

SHARE OWNERSHIP

          Information relating to each Trustee's share ownership in the Fund and in all registered funds in the family of funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the chart below.



                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY DIRECTOR
                        DOLLAR RANGE OF EQUITY                IN FAMILY OF INVESTMENT
 TRUSTEE                SECURITIES IN THE REGISTRANT          COMPANIES
-------------           ----------------------------          --------------------------------
Clifford D. Corso              None                                None
Nicholas Dalmaso               None                                None
Mark Jurish                    None                                None
Ronald A. Nyberg               None                                None
Jerry S. Rosenbloom            None                                None
Ronald E. Toupin, Jr.          None                                None


          As of the date of this Statement of Additional Information, MBIA-CMC owned all of the outstanding common shares of the Fund; none of the Trustees and officers of the Fund owned outstanding shares of the Fund. As of the date of this Statement of Additional Information, none of the non-interested Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or the principal underwriters, or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc., MBIA-CMC or the principal underwriters.

COMPENSATION OF TRUSTEES

          MBIA-CMC pays all compensation of officers and employees of the Fund as well as the fees of all Trustees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries as well as such Trustees' actual out-of-pocket expenses relating to attendance at meetings.

          The Fund pays each non-interested Trustee a combined fee for services on the Board and on the committees of $1,000 per quarter. The Fund reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and committee meetings.

          The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Trustees projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered funds in the Fund complex for the calendar year ended December 31, 2002.

                                                          PENSION OR
                                                          RETIREMENT
                                                           BENEFITS         ESTIMATED         AGGREGATE
                                                          ACCRUED AS          ANNUAL        COMPENSATION
                          POSITION      COMPENSATION     PART OF FUND     BENEFITS UPON     FROM FUND AND
NAME OF TRUSTEE           WITH FUND      FROM FUND          EXPENSE         RETIREMENT      FUND COMPLEX
----------------------   -----------   --------------   --------------   ---------------   ---------------
Mark Jurish                Trustee        $ 4,000       None             None              None
Ronald A. Nyberg           Trustee        $ 4,000
Jerry S. Rosenbloom        Trustee        $ 4,000
Ronald E. Toupin, Jr.      Trustee        $ 4,000

INVESTMENT ADVISORY AGREEMENT

          In determining to approve the Investment Advisory Agreement, the Trustees met with the relevant investment advisory personnel from MBIA-CMC and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at MBIA-CMC were appropriate to fulfill effectively the duties of MBIA-CMC on behalf of the Fund under the Investment Advisory Agreement. The Trustees also considered the business reputation of MBIA-CMC, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the Investment Advisory Agreement.

          The Trustees received information concerning the investment philosophy and investment process to be applied by MBIA-CMC in managing the Fund. In this connection, the Trustees considered MBIA-CMC's in-house research capabilities as well as other resources available to MBIA-CMC's personnel. The Trustees concluded that MBIA-CMC's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

          The Trustees considered the scope of the services provided by MBIA-CMC to the Fund under the Investment Advisory Agreement relative to services provided by third parties to other funds. The Trustees noted that MBIA-CMC's standard of care was comparable to that found in most investment company advisory agreements. See "Management of the Fund-Investment Advisory Agreement" in the Prospectus. The Trustees concluded that the scope of MBIA-CMC's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

          The Trustees considered the quality of the services to be provided by MBIA-CMC to the Fund. The Trustees also evaluated the procedures of MBIA-CMC designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its codes of ethics (regulating the personal trading of its officers and employees) (see "--Code of Ethics" below), the procedures by which MBIA-CMC allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of MBIA-CMC in these matters. The Trustees also received information concerning standards of MBIA-CMC with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

          In approving the Investment Advisory Agreement, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar municipal bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to MBIA-CMC. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that, generally, municipal bond funds require greater intensity of research and trading acumen than more diversified funds.

CODE OF ETHICS

          The Fund's Board of Trustees approved a Code of Ethics under
Rule 17j-1 of the 1940 Act that covers the Fund and MBIA-CMC. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

                             PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Trustees, MBIA-CMC is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

          Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to MBIA-CMC may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by MBIA-CMC under the Investment Advisory Agreement and the expense of MBIA-CMC will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by MBIA-CMC in servicing all of its accounts and such research may or may not be useful to MBIA-CMC in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, MBIA-CMC may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by MBIA-CMC to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of MBIA-CMC may indirectly benefit from the provision of these services to MBIA-CMC, and the Fund may indirectly benefit from services provided to MBIA-CMC as a result of transactions for other clients.

          The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

          The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

          Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which MBIA-CMC or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by MBIA-CMC for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by MBIA-CMC (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

PORTFOLIO TURNOVER

          Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to MBIA-CMC. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for shareholders.

                                      TAXES

FEDERAL INCOME TAX MATTERS

          The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

          The Fund intends to elect to be treated and to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company, and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt-interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

          As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year on its income that it distributes to its shareholders, provided that it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (the excess of the Fund's net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

          Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

          The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to common shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the common shareholders' federal income tax returns. Gain from the sale, exchange or redemption of common shares, however, will be taxable to the common shareholders as capital gain (provided such common shares were held as capital assets) even though the increase in value of such common shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry common shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by common shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax and may have other collateral tax consequences. Different alternative minimum tax rules apply to individuals and to corporations. Among other things, interest on all municipal bonds is taken into account to determine whether a corporation is subject to the alternative minimum tax. Taxpayers that may be subject to the alternative minimum tax should consult their advisors before investing in common shares.

          Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to common shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits, whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to common shareholders in cash or additional shares will, if properly designated by the Fund, be taxable to common shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders. Distributions by the Fund to common shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the common shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

          The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate dividends paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares for a taxable year will be equal to the portion of total Fund dividends received by such class with respect to such taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

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          If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to common shareholders.

          Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

          Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

          Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preferences. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

          Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

          Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

          Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

          For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings.

          The sale, exchange or redemption of common shares normally will result in capital gain or loss to the common shareholders who hold their common shares as capital assets. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss on the sale, exchange or redemption of common shares that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such loss shall be treated as long-term capital loss to the extent of any capital gain dividends received by the common shareholder (or amounts credited to the common shareholder as an undistributed capital gain) with respect to such common shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net long-term capital gain is taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%), while short-term capital gain and other ordinary income is taxed at a maximum rate of 35% for taxable years beginning on or before December 31, 2011 (after which time the maximum rate will increase to 39.6%).

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Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

          All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the sale, exchange or redemption of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the common shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the sales, exchange or redemption of common shares to the extent that the common shareholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the common shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale, exchange or redemption. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

          In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements, and consequently it is anticipated that it generally will not be required to pay the excise tax.

          If in any year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its common shareholders would be taxable to common shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

          The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through December 31, 2010, and will be 31% thereafter. Backup withholding is not an additional tax, and any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

          Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

          The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury regulations presently in effect as they directly govern the taxation of the Fund and its common shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and Treasury regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its common shareholders.

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NEW YORK TAX MATTERS

          The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business holders of common shares of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable or the New York tax rules applicable to specific investors who may be subject to special treatment in light of their particular facts and circumstances. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives and capital gains it realizes to the Fund's shareholders.

          Distributions by the Fund that are attributable to interest on any New York Municipal Bond will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the U.S. or its instrumentalities and distributions attributable to capital gains, will generally be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

          All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange or other disposition of common shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common shares may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continue to carry, common shares generally will not be deductible for New York State or New York City personal income tax purposes.

          Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York tax matters.

                        INDEPENDENT AUDITORS AND EXPERTS

          PricewaterhouseCoopers LLP, independent auditors, have audited the statement of assets and liabilities of the Fund as of _______, 2003 which is included in this Statement of Additional Information and the Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this Statement of Additional Information and in the Registration Statement, given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

          The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the SEC. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE.

          Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to the common shares filed by the Fund with the SEC in Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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                         REPORT OF INDEPENDENT AUDITORS

                                [To be provided]

                      [Financial Statements to be provided]

                                       18
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                                   APPENDIX A

                    ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.
New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

     The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2007 fiscal years (the "2003-2007 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

     For each of the 1981 through 2002 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). For the 2002 fiscal year, the City had an operating surplus of $686 million, before transfers. General Fund total revenues for the 2002 fiscal year were approximately $40.86 billion. The City's Financial Plan for the 2003 through 2007 years projects revenues and expenditures for the 2003 and 2004 fiscal years, balanced in accordance with GAAP. The City has shown a pattern of consistently projecting and closing budget gaps. The City has outlined a gap-closing program which anticipates additional City agency programs to reduce expenditures or increase revenues and additional federal and state actions such as intergovernmental aid to the City. There can be no assurance that additional gap-closing measures, such as tax increases or reductions in the City services, will not be required.

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City Financial Plan projects budget balances in the 2003-2004 fiscal years and budget gaps for each of the 2005, 2006 and 2007 fiscal years. A pattern of current year balance or surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

     World Trade Center Attack. On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted.

     Recovery, clean up and repair efforts will result in substantial expenditures. The federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as cleanup, economic

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development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the Liberty Zone, the area surrounding the World Trade Center site. These programs include expanding tax credits, increasing depreciation deductions, authorizing the issuance of tax exempt private activity bonds and expanding authority to advance refund some bonds issued to finance facilities in the City.

     The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     In addition, the State authorized the Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of bonds ("Recovery Bonds") and New York City notes ("Recovery Notes") to pay costs related to or arising from the September 11 attack ("Recovery Costs").

     City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the TFA, which issues debt secured by personal income tax and sales tax revenues, TSASC, Inc., ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies, and the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     2003-2007 Financial Plan. On April 23, 2003, the City submitted to the Control Board the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 2002 (the "June Financial Plan"), as subsequently modified by the financial plans submitted to the Control Board on November 18, 2002 (the "November Financial Plan") and January 31, 2003 (the "January Financial Plan"). The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $752 million, $1.4 billion and $1.2 billion for fiscal years 2005, 2006 and 2007, respectively, assuming successful implementation of the gap-closing actions proposed in the Financial Plan.

     The gap-closing program proposed in the Financial Plan, which was prepared prior to the recent adoption of the State budget by the State Legislature, includes: (i) a City proposal to reform the personal income tax to include income of non-residents employed in the City in the tax base, which would generate $1.4 billion, $1.5 billion and $1.6 billion in fiscal years 2004 through 2006, respectively, which was not approved by the State Legislature during the State budget adoption process; (ii) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (iii) additional State and federal assistance which require the approval of the State and federal governments. Additional federal gap-closing actions proposed in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11 attack and other

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initiatives totaling $200 million in fiscal year 2004 and $250 million in each of fiscal years 2005 and 2006, which could include providing the City with flexibility concerning the use of existing federal funding, mandating relief, increasing federal funding for Medicaid and Medicare or other federal assistance. The federal government has recently passed legislation increasing federal funding for Medicaid which is expected to generate approximately
$290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include: (i) regional transportation initiatives which would generate additional revenues or produce savings for the City totaling $200 million, $600 million and $800 million in fiscal years 2004, 2005 and 2006, respectively, which could include imposing tolls on all Manhattan crossings or transferring responsibility for the local private bus system to the Metropolitan Transportation Authority; and (ii) other initiatives totaling $252 million in fiscal year 2004 and $236 million annually in each of fiscal years 2005 and 2006, which could include Medicaid cost containment, tort reform and other State assistance. In addition to the personal income tax and other initiatives in the Financial Plan requiring State action, the Financial Plan assumes that the State will continue to provide sufficient categorical aid to fund any increased costs of continuing existing State categorical grant programs, and that the adopted State budget would restore aid not provided in the Governor's 2003-2004 State Executive Budget, including $275 million in State aid for extending the school day, $478 million of education aid reductions and $100 million of other State aid reductions.

     The Financial Plan also reflects changes since the June Financial Plan which decreased projected revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected tax revenues of $873 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003, 2004, 2005 and 2006, respectively, reflecting primarily continuing decreases in projected personal income, business and sales tax revenues as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11 attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117 in 2002, a disruption in tourism and related spending and the continuing decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include (i) increased pension costs totaling $317 million, $573 million and $888 million for fiscal years 2004, 2005 and 2006, respectively, resulting primarily from additional pension benefits investment losses in fiscal year 2002 totaling 8%, which exceeded the 3% loss assumed in the June Financial Plan; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003, 2004, 2005 and 2006. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid and increased debt service costs in fiscal year 2004.

     The Financial Plan assumes that the City's costs relating to the September 11 attack will be paid in substantial part from federal aid and funds previously provided by the TFA. The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining, or for increased pension expenditures if investment of pension fund assets fails to achieve the 0% investment earnings assumption in the Financial Plan in fiscal year 2003. It is estimated that each 1% wage increase for all City employees for subsequent contract periods would cost approximately $200 million annually.

     In connection with the State budget process, the State Legislature did not approve the City proposal to reform the personal income tax to tax income of non-residents employed in the City. In addition to the personal income tax and other initiatives in the Financial Plan requiring State action, the Financial Plan assumes that the State will continue to provide sufficient categorical aid to fund any increased costs of continuing existing State categorical grant programs. The State Legislature completed action on the budget for the 2003-04 fiscal year on May 15.

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     The State Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of tax increases and spending additions passed by the State Legislature. The adopted budget (the "Enacted Budget") projects balance on a cash basis for the 2003-04 fiscal year, with General Fund disbursements, including transfers to other funds, projected to total $42.7 billion ($40.8 billion after adjusting for $1.9 billion in payment deferrals caused by the delay in securitizing State tobacco settlement payments) and a General Fund closing balance of $730 million. The State Division of the Budget ("DOB") analysis of the Enacted Budget, which is detailed in a report prepared on May 28, 2003 (the "May Report"), indicates that changes since the Executive Budget increase General Fund spending by $2.3 billion above the levels recommended by the Governor and that, as compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases, offset by lower revenue results for 2002-03 and the April income tax settlement. As a result, the May Report stated that the General Fund Financial Plan would have a potential imbalance of approximately $900 million in 2003-04, and gaps of more than $6 billion in 2004-05 and $8 billion in 2005-06, before potential benefits provided by recently enacted federal Medicaid and revenue sharing aid and savings from a fiscal management plan being developed by the State, which are expected to total approximately $900 million annually. The May Report further noted that certain appropriations and spending authorizations in the Enacted Budget may be legally flawed, and that the State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

     With respect to State cash requirements, the May Report stated that the General Fund is projected to end May with a balance of $2.15 billion and that this balance, along with June receipts, will be used to make the school aid payments to localities (including the City) deferred from March on June 2, as well as weekly Medicaid, payroll, and other critical payments. This will result in cash balances declining to very low levels by mid -June. The May Report stated that the State expects to make the remaining May and June school aid payments in late June upon the receipt of tobacco securitization proceeds, and that absent these proceeds, General Fund resources would be insufficient to pay school aid to localities and to end the month with a positive cash balance.

     The May Report noted that future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. The May Report noted that the outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion. The State expects to produce its Annual Information Statement in early June 2003, which will reflect the adopted budget and other changes to its financial plan projections.

     It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized. Accordingly, the Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2003 through 2007 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see "Certain Reports" within).

     Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water and sewer funds, will decrease from an estimated level of 252,419 on June 30, 2003 to an estimated level of 245,670 by June 30, 2007, before implementation of out-year gap-closing programs included in the Financial Plan.

     Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that state budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which could have adverse effects on the City's cash flow or revenues. The City assumes that the costs relating to the September 11 attack on the World Trade Center will be paid from Federal aid and borrowings by the TFA.

     Certain Reports. From time to time, the Control Board staff, Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.

     Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

     On May 27, 2003, the City Comptroller released a report on the state of the City's Executive Budget for fiscal year 2004. In his report, the City Comptroller stated that the City is in the middle of difficult economic times, with a continued recession, the impact of the September 11 attack and difficulties in the nation's financial markets reflected in the City's financial condition. The City Comptroller's report concluded that, after accounting for the impact of the budget enacted by the State Legislature, the City's Executive Budget for fiscal year 2004 contains $618 million in net risks, and identified $2.9 billion in risks for fiscal year 2005, including the $752 million gap set forth in the

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Financial Plan for fiscal year 2005.

     On March 20, 2003, the staff of the Control Board issued a report reviewing the January Financial Plan. In its report, the staff concluded that the City is in a good position to balance its budget in fiscal year 2003, but that there are substantial risks to initiatives in the January Financial Plan in fiscal years 2004 through 2007, which rely almost exclusively on actions by the State, the federal government and the municipal unions, many of which may be difficult, if not impossible, to achieve as currently constituted.

     On March 3, 2003, the staff of the OSDC issued a report on the January Financial Plan for fiscal years 2003 through 2007. The report identified risks, including the gaps projected in the January Financial Plan, totaling $175 billion, $3.4 billion, $4.5 billion, $4.7 billion and $4.6 billion for fiscal years 2003 through 2007, respectively.

     Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing needs for its 2003 fiscal year will be satisfied by its $1.5 billion of short term obligations issued on October 9, 2002. To finance its projected cash flow needs, the City issued $1.5 billion of short term obligations in fiscal year 2002, $750 million of short term obligations in fiscal year 2001, $750 million of short term obligations in fiscal year 2000, $500 million of short term obligations in fiscal year 1999, $1.075 billion of short term obligations in fiscal year 1998 and $2.4 billion of short term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

     Outstanding Indebtedness. As of March 31, 2003, the City, the Municipal Assistance Corporation for the City of New York had respectively approximately $28.536 billion and $2.311 billion of outstanding net long term debt.

     Water, Sewer and Waste. The New York City Municipal Water Finance Authority ("Water Authority") is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board and the Water Board holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's Ten-Year Capital Strategy covering fiscal years 2004 through 2013 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $16.24 billion of the $46.8 billion City-funded portion of the plan. The City's capital commitment plan for the 2003 through 2007 fiscal years reflects total anticipated City-funded water and sewer commitments which are expected to be financed with the proceeds of Water Authority debt of $9.1 billion.

     The City is subject to statutory and regulatory standards relating to the quality of its drinking water. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. A full scale water treatment facility to filter Croton system water is required under a federal consent decree. Since 1993, the United States Environmental Protection Agency ("USEPA") has issued filtration avoidance determinations ("FADs") pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. On November 26, 2002, USEPA announced the issuance of a new FAD which supersedes previous determinations and will remain in effect until further determination is made, now scheduled for April 2007.

     The 2002 FAD provides that the City take action over the next five years to protect the Catskill

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

and Delaware water supplies and justify the continuation of filtration avoidance. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

     Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002 amounted to approximately $4.3 billion.

New York State

     Recent Economic Developments. The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. The unemployment rate for 2002 was
6.1 percent and is expected to remain virtually unchanged for 2003.

     The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, state personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under the North American Industry Classification System (NAICS), the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the third largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a

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

whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

     Recent Events. The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

     2003-04 Fiscal Year. The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget, which is detailed in this report and in a preliminary report released on May 1, 2003(1), indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time.

     Legislation enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation ("LGAC") and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created public benefit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding NYC MAC debt. The Executive believes that the structure may be flawed and is continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000 (see below), and the impact on LGAC bondholders.

     In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the

----------
(1) Note: Reported in the May 2, 2003 Supplement to the 2002-03 Annual Information Statement ("AIS").

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

State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

     After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

Special Considerations

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in the AIS.

     Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to seek to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

     The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in the AIS.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in the AIS.

     In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

     Prior Fiscal Years. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by the DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax fiscal receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the "January Financial Plan"), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set aside of S1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41,22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

     The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2,49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6,8 percent) from the 1999-2000 fiscal year).

     State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

     Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or 1.2 percent from the 2000-01 level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

     Financing Activities. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, for their debt service is subject to annual appropriation by the State Legislature.

     As of March 31, 2003, the total amount of outstanding general obligation debt was approximately $4.0 billion.

     The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

     The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2002. On October 30, 2002, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at 0.36 percent of total governmental receipts compared to the caps of 1.25 percent each. DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

     Public Authorities - General. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

     Metropolitan Transportation Authority. The Metropolitan Transportation Authority ("MTA") reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

     Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-2004 State financial plan. There can be no assurance that adverse decisions in legal proceedings against the state would not exceed the amount of all potential 2003-04 State financial plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State financial plan. The General Purpose Financial Statements for the 2002-2003 fiscal year will report probable, awarded and anticipated unfavorable judgments against the State. The Statements will be available in July 2003.

     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

     Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

     Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

     Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short term and long term borrowings. In 2001, the total indebtedness of all localities in the State, other than New York City, was approximately $24.4 billion.

                                   APPENDIX B

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa            Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

          Short term Notes: The three ratings of Moody's for short term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality ... but ... lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

          Moody's Commercial Paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE McGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

          A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

          The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

          Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

          A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

          A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

          --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

          --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF FITCH RATINGS' ("FITCH") INVESTMENT GRADE BOND RATINGS

          Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

          Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

          Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR             Indicates that Fitch does not rate the specific issue.

Conditional    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered.
               FitchAlert is relatively short term, and should be resolved within 12 months.

          Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SHORT TERM RATINGS

          Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

          The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX C

                       TAXABLE EQUIVALENT YIELDS FOR 2003(1)


         Taxable income                                                         A tax exempt yield of
------------------------------------                             -----------------------------------------------------
Single             Joint                   2003       2003
Return(2)          Return(2)               Federal    NY
                                           Marginal   Marginal
                                           Tax        Tax        4.50%   5.00%   5.50%  6.00%   6.50%   7.00%   7.50%
                                           Bracket    Bracket
----------------------------------------------------------------------------------------------------------------------
                                                                             is equal to a taxable yield of
$28,401-$68,800    $56,801-$114,650        25%        6.85%      6.60%   7.34%   8.07%  8.80%   9.54%   10.27%  11.01
$68,801-$100,000   $114,651-$150,000       28%        6.85%      6.91%   7.67%   8.44%  9.21%   9.98%   10.74%  11.51%
$100,001-$143,500  $150,001-$174,700       28%        7.5%       6.98%   7.75%   8.53%  9.30%   10.08%  10.85%  11.63%
$143,501-$311,950  $174,701-$311,950       33%        7.5%       7.56%   8.40%   9.24%  10.08%  10.92%  11.76%  12.61%
$311,951-$500,00   $311,951-$500,000       35%        7.5%       7.83%   8.70%   9.57%  10.43%  11.30%  12.17%  13.04%
Over $500,000      Over $500,000           35%        7.7%       7.85%   8.73%   9.60%  10.47%  11.34%  12.22%  13.09%
----------------------------------------------------------------------------------------------------------------------


           Taxable income                                                                    A tax exempt yield of
------------------------------------                                          -----------------------------------------------------
Single             Joint                   2003       2003       2003
Return(2)          Return(2)               Federal    NY         NYC Tax
                                           Marginal   Marginal   Bracket(3)
                                           Tax        Tax                     4.50%   5.00%  5.50%   6.00%   6.50%   7.00%   7.50%
                                           Bracket    Bracket
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            is equal to a taxable yield of
$28,401-$50,000    $56,801-$90,000         25%        6.85%      3.59%        6.97%   7.74%  8.52%   9.29%   10.07%  10.84%  11.62%
$50,000-$68,800    $90,000-114,650         25%        6.85%      3.65%        6.98%   7.75%  8.53%   9.30%   10.08%  10.85%  11.63%
$68,801-$100,000   $114,651-$150,000       28%        6.85%      3.65%        7.32%   8.13%  8.94%   9.76%   10.57%  11.38%  12.20%
$100,001-$143,500  $150,001-$174,700       28%        7.5%       3.65%        7.32%   8.22%  9.04%   9.86%   10.68%  11.50%  12.33%
$143,501-$311,950  $174,701-$311,950       33%        7.5%       3.65%        8.06%   8.95%  9.85%   10.74%  11.64%  12.53%  13.43%
$311,951-$500,000  $311,951-$500,000       35%        7.5%       3.65%        8.36%   9.29%  10.21%  11.14   12.07%  13.00%  13.93%
Over $500,000      Over $500,000           35%        7.7%       3.65%        8.39%   9.32%  10.25%  11.18%  12.12%  13.05%  13.98%
-----------------------------------------------------------------------------------------------------------------------------------


(1) The above tables are based on the Federal taxable income brackets which are adjusted annually for inflation and the New York State and New York City taxable income brackets.

(2) An investor's marginal tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for Federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. The rates shown in the tables above do not incorporate the effect of the deductibility of New York State and New York City income taxes for Federal income tax purposes. Consequently, the effective taxable equivalent yields might be lower than those stated in the tables. For investors who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. As for shareholders who are subject to income taxation by states other than New York and cities other than New York City (including shareholders who pay non-resident income taxes), tax-free yields may be equivalent to lower taxable yields than those shown above. The above tables do not apply to corporate investors. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax advisor for further details. These charts are for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

(3) This is the highest New York City effective marginal rate that applies to any income level in the range listed on the left of this Chart. Nominally the top marginal rate is 3.65% for net taxable income over $90,000 for joint filers and net taxable income over $50,000 for single filers. A rate of 3.59% applies to income between $45,000 and $90,000 for joint filers and between $25,000 and $50,000 for single filers and a rate of 3.53% applies to income between $21,600 and $45,000 for joint filers and between $12,000 and $25,000 for single filers.

                                   APPENDIX D

ANTICIPATED CREDIT QUALITY*

National       AA

California     A+

New York       A+

ANTICIPATED DURATION (UNHEDGED)*

National       10-12 years

California     10-12 years

New York       10-12 years


* Data is as of 6/30/03 and is subject to change based on current market conditions at the time at which Funds are invested.

HISTORICAL BENCHMARK RETURN AND STANDARD DEVIATION 12/31/92 through 12/31/02

ASSET                  AVERAGE ANNUAL          STANDARD
CLASS                 AFTER-TAX RETURN        DEVIATION

Municipal Bonds          6.90%                  4.38%
Government Bonds         4.76%                  4.25%
U.S. Stocks              6.55%                 15.43%

SOURCE: Bloomberg

For purposes of this illustration, standard deviation measures the degree to which the annualized monthly returns of the stated asset classes varied over the stated period. A higher number represents greater volatility and a lower number represents less volatility. Average annual after-tax returns represent annual returns after the effect of Federal taxes in the 38.6% bracket (the highest marginal rate during the periods shown). Past performance and standard deviation are not indicative of future results and are not reflective of any actual investment product.

Municipal Bonds are represented by the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds issued after 12/31/90 that are rated "Baa" or better by Moody's, have at least one year left to maturity and an outstanding par value equal or greater than $5 million. Return includes income and price appreciation.

Government bonds are represented by the Lehman Brothers Government Bond Index, an unmanaged index that includes all public obligations of the U.S. Treasury, all public debt issuance by U.S. government agencies and quasi-federal corporations and U.S. government-guaranteed debt with the exception of foreign-targeted issues. Return includes income and price appreciation.

U.S. stocks are represented by the S&P 500, a capitalization-weighted index of 500 widely-held stocks designed to measure the performance of the broad domestic economy. Return assumes dividend reinvestment and price appreciation.

Municipal bonds and Government bonds, unlike stocks, offer a fixed principal value and a fixed rate of return. The timely payment of principal and interest on Government bonds is backed by the full faith and credit of the U.S. government. Municipal bonds and stocks are not guaranteed by the U.S. government. An investment in stocks has historically been more volatile than a traditional fixed-income investment. Stocks are subject to additional risks such as the possible deterioration of the business or financial condition of the underlying issues and the risks of the stock market in general.

It is not possible to invest directly in any of these indices. Past performance of these indices is not indicative of future performance of the Funds proposed herein.

10-YEAR TAX-EXEMPT MUNICIPAL YIELDS vs.
10-YEAR U.S. TREASURY YIELDS 12/31/92 through 5/30/03


  DATE                               RATIO
  ----                               -----
  12/31/1992                          0.777745
   3/31/1993                          0.846614
   6/30/1993                          0.813712
   9/30/1993                           0.81754
  12/31/1993                          0.750777
   3/31/1994                          0.794004
   6/30/1994                          0.744536
   9/30/1994                          0.723399
  12/30/1994                          0.735106
   3/31/1995                          0.729572
   6/30/1995                          0.814122
   9/29/1995                          0.784536
  12/29/1995                          0.825556
   3/29/1996                          0.790264
   6/28/1996                          0.759946
   9/30/1996                          0.745935
  12/31/1996                          0.747897
   3/31/1997                          0.746052
   6/30/1997                          0.746154
   9/30/1997                          0.745535
  12/31/1997                          0.757576
   3/31/1998                          0.787053
   6/30/1998                           0.80426
   9/30/1998                          0.911765
  12/31/1998                            0.8821
   3/31/1999                          0.820298
   6/30/1999                           0.83045
   9/30/1999                          0.838863
  12/31/1999                          0.787023
   3/31/2000                          0.836109
   6/30/2000                           0.82905
   9/29/2000                          0.830748
  12/29/2000                          0.854851
   3/30/2001                          0.864348
   6/29/2001                           0.81116
   9/28/2001                          0.880558
  12/31/2001                          0.879034
   3/28/2002                          0.833951
   6/28/2002                          0.835591
   9/30/2002                          0.920467
  12/31/2002                          0.925052
   3/31/2003                          0.955766
   5/30/2003                          0.919881
                                   ------------
                      MEAN            0.814766

SOURCE: Municipal Market Data (MMD)

Past performance is not indicative of future performance. The chart represents the ratio between tax-exempt 10-year municipal yields and 10-year U.S. Treasury yields. Tax-exempt 10-year municipal yields reflect the average 10 year AAA-rated state general obligation bonds through data compiled by MMD, and represent the offer-side of the market. The U.S. Treasury 10-year note data was compiled by MMD through public sources they consider reliable.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(1)       Financial Statements:

          Independent Auditors' Report

          Statement of Assets and Liabilities as of ____________, 2003

(2)       Exhibits:


          EXHIBIT
          NUMBER           DESCRIPTION
          -------          -----------

          (a)(1)           --Agreement and Declaration of Trust dated as of May 20, 2003.*
          (a)(2)           --Amended and Restated Agreement and Declaration of Trust dated as of July 21, 2003.*
          (b)(1)           --By-Laws of the Fund as of May 20, 2003.*
          (b)(2)           --By-Laws of the Fund as of July 21, 2003.*
          (c)              --Not applicable
          (d)(1)           --Portions of the Agreement and Declaration of Trust and By-Laws of the Fund defining the rights of holders of common shares of the Fund. (a)
          (d)(2)           --Form of specimen certificate for common shares of the Fund.*
          (e)              --Form of Automatic Dividend Reinvestment Plan.*
          (f)              --Not applicable
          (g)              --Form of Investment Advisory Agreement.*
          (h)(1)           --Form of Underwriting Agreement.**
          (h)(2)           --Form of Standard Dealer Agreement.**
          (h)(3)           --Form of Master Agreement Among Underwriters.**
          (h)(4)           --Form of Underwriter Participation Agreement.**
          (i)              --Not applicable
          (j)              --Form of Custody Agreement between the Registrant and The Bank of New York.*
          (k)(1)           --Form of Stock Transfer Agency Agreement between the Registrant and The Bank of New York.*
          (k)(2)           --Form of Accounting Services and Administration Agreement between the Registrant and
                             MBIA - Municipal Investors Service Corporation.*
          (k)(3)           --Form of Servicing Agreement between the Registrant and Claymore Securities, Inc.*
          (l)              --Opinion and Consent of Simpson Thacher & Bartlett LLP.**
          (m)              --Not applicable
          (n)              --Consent of PricewaterhouseCoopers LLP, independent auditors for the Fund.**
          (o)              --Not applicable
          (p)              --Form of Purchase Agreement.**
          (q)              --Not applicable
          (r)              --Code of Ethics*
          (s)              --Powers of Attorney*

------------
(a) Reference is made to Article V, VI and X of the Registrant's Amended and Restated Agreement and Declaration of Trust dated as of July 21, 2003, previously filed as Exhibit (a)(2), and to Article I of the Registrant's By-Laws as of July 21, 2003 previously filed as Exhibit (b)(2) hereto.

*   Filed previously.

**  To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS.

          See Exhibits (h)(1), (2) and (4).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

           Registration fees                                              $      *
                                                                            ------
           New York Stock Exchange listing fee                                   *
                                                                            ------
           Printing (other than stock certificates)                              *
                                                                            ------
           Engraving and printing stock certificates                             *
                                                                            ------
           Legal fees and expenses                                               *
                                                                            ------
           Accounting fees and expenses                                          *
                                                                            ------
           NASD fees                                                             *
                                                                            ------
           Miscellaneous                                                         *
                                                                            ------

           Total                                                                 *
                                                                            ======

----------
*    To be provided by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          See the information in the prospectus under the captions "The Investment Adviser" and "Description of Shares--Common Shares."

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

          There will be one record holder of the common shares as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION.

          Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

          5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          5.2 Mandatory Indemnification. (a) The Fund hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.


          (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.


          (c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

          (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

          5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

          5.4 No Duty of Investigation; Notice in Fund Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the

Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The Trustees may maintain insurance for the protection of the Fund Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

          5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Trustee.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Reference is made to Article 8 of the underwriting agreement attached as Exhibit (h)(1), which is incorporated herein by reference.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          MBIA-CMC serves as the collateral manager for Managed Investment Transaction Securities, LLC and Crown Street MINTs II, LLC. In addition, MBIA-CMC has investments for its own account in Managed Investment Transaction Securities, LLC and Crown Street MINTs II, LLC.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

          The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o MBIA-CMC, 113 King Street, Armonk, New York 10504 and at the offices of The Bank of New York, the Registrant's Custodian, and The Bank of New York, the Registrant's Transfer Agent.

ITEM 32. MANAGEMENT SERVICES.

          Not applicable.

ITEM 33. UNDERTAKINGS.

          (a) The Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (b) The Registrant undertakes that:

               (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Armonk, State of New York, on the 25th day of July, 2003.

                                  MBIA CAPITAL /CLAYMORE MANAGED DURATION
                                  INVESTMENT GRADE NEW YORK MUNICIPAL FUND
                                  (Registrant)


                                  By: /s/ CLIFFORD D. CORSO
                                      ------------------------------------------
                                  (Clifford D. Corso, President and Principal
                                  Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.


       SIGNATURES                               TITLE                                      DATE
--------------------------------      ---------------------------------------      ----------------------------

/s/MARC MORRIS
----------------------
(Marc Morris)                         Treasurer, Chief Financial Officer           July 25, 2003
                                      (Principal Financial and Accounting
                                      Officer)

          *                           Trustee                                      By: /s/ Clifford D. Corso
----------------------                                                                 ---------------------
(Jerry Rosenbloom)                                                                 Clifford D. Corso
                                                                                   Attorney-In-Fact
          *                           Trustee                                      July 25, 2003
----------------------
(Mark Jurish)

          *                           Trustee
----------------------
(Ronald A. Nyberg)

          *                           Trustee
----------------------
(Ronald E. Toupin, Jr.)

          *                           Trustee
----------------------
(Nicholas Dalmaso)


* Original powers of attorney authorizing Clifford D. Corso, Marc Morris and Michael Jacobson to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.